Exhibit 99.1

                     IN THE UNITED STATES BANKRUPTCY COURT

                         FOR THE DISTRICT OF DELAWARE



- - - - - - - - - - - - - - - - - - - - - - -- x
                                               :
In re:                                         :   Chapter 11
                                               :
SLI, INC.,                                     :   Case No. 02-12608 (MFW)
CHICAGO MINIATURE OPTOELECTRONIC               :
  TECHNOLOGIES, INC.,                          :   Jointly Administered
ELECTRO-MAG INTERNATIONAL, INC.,               :
CHICAGO-MINIATURE LAMP-SYLVANIA                :
  LIGHTING INTERNATIONAL, INC.,                :
SLI LIGHTING PRODUCTS, INC.,                   :
SLI LIGHTING COMPANY,                          :
SLI LIGHTING SOLUTIONS, INC., AND              :
CML AIR, INC.,                                 :
                                               :
                                Debtors.       :
- - - - - - - - - - - - - - - - - - - - - - -- x
-

      JOINT CHAPTER 11 PLAN OF REORGANIZATION OF THE DEBTORS IN POSSESSION
                AND THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS


                                        SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

                                        Gregg M. Galardi (No. 2991)
                                        Robert A. Weber (No. 4013)
                                        Megan E. Cleghorn (No. 4080)
                                        One Rodney Square
                                        P.O. Box 636
                                        Wilmington, Delaware  19899-0636
                                        (302) 651-3000

                                        Attorneys for SLI, Inc., et al.,
                                        Debtors and Debtors-in-Possession


                                        PEPPER HAMILTON LLP
                                        David M. Fournier, Esq.
                                        1201 Market Street, Suite 1600
                                        P.O. Box 1709
                                        Wilmington, DE 19899-1709

                                            - and -

                                        PEPPER HAMILTON LLP
                                        Robert S. Hertzberg, Esq
                                        100 Renaissance Center,  36th Floor
                                        Detroit, MI 48243-1157

                                        Attorneys for the Official Committee
                                        of Unsecured Creditors


Dated:    Wilmington, Delaware
          April 17, 2003

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                                TABLE OF CONTENTS
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INTRODUCTION...................................................................................PLAN-1

                                    ARTICLE I

                      DEFINITIONS, RULES OF INTERPRETATION,
                          AND COMPUTATION OF TIME PLAN-1
A.   Rules of Construction.....................................................................PLAN-1
B.   Definitions...............................................................................PLAN-1
C.   Rules of Interpretation..................................................................PLAN-14
D.   Computation of Time......................................................................PLAN-15
E.   Governing Law............................................................................PLAN-15

                                   ARTICLE II

                  CLASSIFICATION OF CLAIMS AND INTERESTS PLAN-15
A.   Introduction.............................................................................PLAN-15
B.   Unclassified Claims .....................................................................PLAN-15
         1.   DIP Facility Claims.............................................................PLAN-15
         2.   Administrative Claims...........................................................PLAN-16
         3.   Priority Tax Claims.............................................................PLAN-16
         4.   Intercompany Claims.............................................................PLAN-16
C.   Unimpaired Classes of Claims.............................................................PLAN-16
         1.   Class 1:  Other Priority Claims.................................................PLAN-16
         2.   Class 2:  Other Secured Claims..................................................PLAN-16
D.   Impaired Classes of Claims...............................................................PLAN-16
         1.   Class 3:  Secured Lender Claims.................................................PLAN-16
         2.   Class 4:  General Unsecured Claims..............................................PLAN-16
E.   Impaired Classes of Claims...............................................................PLAN-16
         1.   Class 5: Subordinated Claims....................................................PLAN-16
F.   Impaired Classes of Interests............................................................PLAN-16
         1.   Class 6:  Interests ............................................................PLAN-16

                                   ARTICLE III

                    TREATMENT OF CLAIMS AND INTERESTS PLAN-16
A.   Unclassified Claims......................................................................PLAN-16
         1.   DIP Facility Claims.............................................................PLAN-16
         2.   Administrative Claims...........................................................PLAN-17
         3.   Priority Tax Claims.............................................................PLAN-17
         4.   Intercompany Claims.............................................................PLAN-18
B.   Unimpaired Claims........................................................................PLAN-18
         1.   Class 1:  Other Priority Claims.................................................PLAN-18
         2.   Class 2:  Other Secured Claims..................................................PLAN-18
C.   Impaired Claims..........................................................................PLAN-18
         1.   Class 3:  Secured Lender Claims.................................................PLAN-18
         2.   Class 4:  General Unsecured Claims..............................................PLAN-19
         3.   Class 5: Subordinated Claims....................................................PLAN-19
D.   Interests................................................................................PLAN-19
         Class 6:  Interests..................................................................PLAN-19
E.   Special Provision Regarding Unimpaired Claims............................................PLAN-20
F.   Allowed Claims...........................................................................PLAN-20

                                   ARTICLE IV

                   ACCEPTANCE OR REJECTION OF THE PLAN PLAN-20
A.   Impaired Classes of Claims and Interests Entitled to Vote................................PLAN-20
B.   Acceptance by an Impaired Class..........................................................PLAN-20
C.   Presumed Acceptances by Unimpaired Classes...............................................PLAN-20
D.   Classes Deemed to Reject Plan............................................................PLAN-20
E.   Summary of Classes Voting on the Plan....................................................PLAN-21
F.   Confirmation Pursuant to Section 1129(b) of the Bankruptcy Code..........................PLAN-21

                                    ARTICLE V

                   MEANS FOR IMPLEMENTATION OF THE PLAN PLAN-21
A.   Substantive Consolidation................................................................PLAN-21
         1.   Consolidation of the Chapter 11 Estates.........................................PLAN-21
         2.   Substantive Consolidation Order.................................................PLAN-22
B.   Corporate Action.........................................................................PLAN-22
     1.  Continued Corporate Existence........................................................PLAN-22
     2.  Cancellation of Old Common Shares....................................................PLAN-22
     3.  Certificates of Incorporation and By-laws............................................PLAN-22
     4.  Issuance of New Common Shares........................................................PLAN-22
C.   Revolving Credit Facility................................................................PLAN-23
D.   Directors and Officers...................................................................PLAN-23
         1.   Board of Directors of Reorganized SLI and its Subsidiaries and Affiliates.......PLAN-23
         2.   Officers of Reorganized SLI and its Subsidiaries and Affiliates.................PLAN-23
E.   Employee Retirement and Stock Option Plans; Employee Group Health
     Plans; Etc...............................................................................PLAN-23
F.   Revesting Of Assets; Releases of Liens...................................................PLAN-24
G.   Effectuating Documents; Further Transactions.............................................PLAN-24
H.   Preservation of Rights of Action.........................................................PLAN-24
I.   Special Provisions Regarding Claims Covered by Insurance.................................PLAN-25
J.   Exemption from Certain Transfer Taxes....................................................PLAN-25
K.   Professionals............................................................................PLAN-25
L.   .........................................................................................PLAN-25

                                   ARTICLE VI

                    DESCRIPTION OF SECURITIES AND INSTRUMENTS
                 TO BE ISSUED IN CONNECTION WITH THE PLAN PLAN-26
A.   New Common Shares........................................................................PLAN-26
B.   Rights Offering..........................................................................PLAN-27

                                   ARTICLE VII

                    PROVISIONS GOVERNING DISTRIBUTIONS PLAN-27
A.   Distributions for Claims Allowed as of the Effective Date................................PLAN-27
B.   Disbursing Agent.........................................................................PLAN-27
C.   Delivery of Distributions and Undeliverable or Unclaimed Distributions...................PLAN-28
         1.   Delivery of Distributions in General............................................PLAN-28
         2.   Undeliverable and Unclaimed Distributions ......................................PLAN-28
D.   Calculation of Distribution Amounts of New Common Shares; Minimum
     Distributions............................................................................PLAN-28
E.   Record Date For Distributions To Holders Of Secured Lender Claims........................PLAN-29
F.   Prepayment...............................................................................PLAN-29
G.   Means of Cash Payment....................................................................PLAN-29
H.   Interest on Claims.......................................................................PLAN-29
I.   Cancellation of Existing Securities and Agreements.......................................PLAN-29
J.   Withholding and Reporting Requirements...................................................PLAN-30
K.   Setoffs..................................................................................PLAN-30

                                  ARTICLE VIII

                             LITIGATION TRUST PLAN-30
A.   The Litigation Trust.....................................................................PLAN-30
B.   Transfer of Trust Assets to the Litigation Trust.........................................PLAN-31
C.   The Litigation Trust Agreement...........................................................PLAN-31
D.   Funding of the Litigation Trust..........................................................PLAN-31
E.   Reimbursement Obligations................................................................PLAN-32
F.   Distributions of Trust Assets............................................................PLAN-32

                                   ARTICLE IX

                        TREATMENT OF EXECUTORY CONTRACTS
                           AND UNEXPIRED LEASES PLAN-33
A.   Assumed and Rejected Contracts and Leases................................................PLAN-33
B.   Payments Related to Assumption of Executory Contracts and Unexpired Leases...............PLAN-33
C.   Rejection Damages Bar Date...............................................................PLAN-33

                                    ARTICLE X

                       PROCEDURES FOR RESOLVING DISPUTED,
                   CONTINGENT, AND UNLIQUIDATED CLAIMS PLAN-34
A.   Objection Deadline; Prosecution of Objections............................................PLAN-34
B.   No Distributions Pending Allowance.......................................................PLAN-34
C.   Disputed Claims Reserves.................................................................PLAN-35

                                   ARTICLE XI

                      CONDITIONS PRECEDENT TO CONFIRMATION
                       AND CONSUMMATION OF THE PLAN PLAN-35
A.   Conditions to Confirmation...............................................................PLAN-35
B.   Conditions to Effective Date.............................................................PLAN-35
C.   Waiver of Conditions.....................................................................PLAN-37

                                   ARTICLE XII

                        RETENTION OF JURISDICTION PLAN-37

                                  ARTICLE XIII

                         EFFECTS OF CONFIRMATION PLAN-39
A.   Binding Effect...........................................................................PLAN-39
B.   Discharge of the Debtors.................................................................PLAN-39
C.   Injunction...............................................................................PLAN-39
D.   Releases And Satisfaction Of Subordination Rights........................................PLAN-40
E.   Debtor Releases..........................................................................PLAN-40
F.   Other Releases - M Capital, LLC and Affiliates...........................................PLAN-41
G.   Indemnification Obligations..............................................................PLAN-41
         1.   Prepetition Indemnification Obligations - Third Parties.........................PLAN-41
         2.   Indemnification of Debtors' Directors and Officers..............................PLAN-41
H.   Exculpation and Limitation of Liability..................................................PLAN-42

                                   ARTICLE XIV

                         MISCELLANEOUS PROVISIONS PLAN-42
A.   Bar Dates for Certain Claims.............................................................PLAN-42
         1.   Administrative Claims...........................................................PLAN-42
         2.   Professional Fee Claims.........................................................PLAN-43
B.   Modifications and Amendments.............................................................PLAN-43
C.   Non-Severability of Plan Provisions......................................................PLAN-43
D.   Successors and Assigns...................................................................PLAN-43
E.   Settlement Authority.....................................................................PLAN-43
F.   Payment of Statutory Fees................................................................PLAN-44
G.   Revocation, Withdrawal, or Non-Consummation..............................................PLAN-44
H.   Service of Documents.....................................................................PLAN-44
I.   Plan Supplement(s).......................................................................PLAN-46
J.   Term of Injunctions or Stays.............................................................PLAN-46
K.   Creditors' Committee.....................................................................PLAN-46

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

                                TABLE OF EXHIBITS
                                -----------------


Exhibit               Title
-------               -----

     A            Schedule of Officers and Directors

     B            Identification of Rejected Contracts and Rejected Leases

     C            Form of Certificate of Incorporation of Reorganized SLI

     D            Form of By-laws of Reorganized SLI

     E            Form of Shareholder Agreement

     F            Form of Litigation Trust Agreement

     G            Term Sheet for New Common Shares

     H            Term Sheet for Rights Offering

     I            Term Sheet for Revolving Credit Facility

     J            Non-Exclusive List of Litigation Rights

     K            Equity Subscription Commitment Letter

     L            Administrative Claims Escrow Agreement

     M            Professional Fee  Escrow Agreement




Note: To the extent that the foregoing Exhibits are not annexed to this Plan, such Exhibits will be filed with the Court in Plan Supplement(s) filed on or before the date(s) set for the filing of such documents and forms of documents.

                                  INTRODUCTION

         SLI, Inc. ("SLI") with its above-captioned United States subsidiaries and affiliates (together with SLI, the "Debtors"), as debtors-in-possession in the above-captioned Chapter 11 cases, and their co- proponents, the Official Committee of Unsecured Creditors (the "Committee" and together with the Debtors, the "Plan Proponents"), together propose the following Joint Chapter 11 Plan of Reorganization (the "Plan") to resolve the outstanding Claims and Interests. Please refer to the Disclosure Statement, distributed herewith, for a discussion of the Debtors' history and businesses, the background, a summary and analysis of the Plan, and certain related matters. The Debtors and the Committee are the proponents of the Plan within the meaning of section 1129 of the Bankruptcy Code.

         All holders of Claims are encouraged to read the Plan and Disclosure Statement in their entireties before voting to accept or reject the Plan. Subject to certain restrictions and requirements set forth in section 1127 of the Bankruptcy Code and Fed. R. Bankr. P. 3019 and Articles XII.C and XIV.B of this Plan, the Debtors and the Committee reserve the right to alter, amend, modify, revoke or withdraw this Plan prior to its substantial consummation.

                                    ARTICLE I

                      DEFINITIONS, RULES OF INTERPRETATION,
                             AND COMPUTATION OF TIME

A.       Rules of Construction

         For purposes of this Plan, except as expressly provided herein or unless the context otherwise requires, all capitalized terms not otherwise defined shall have the meanings ascribed to them in Article I of this Plan or any Exhibit hereto. Any term used in this Plan that is not defined herein, but is defined in the Bankruptcy Code or the Bankruptcy Rules, shall have the meaning ascribed to that term in the Bankruptcy Code or the Bankruptcy Rules, as applicable. Whenever the context requires, such terms shall include the plural as well as the singular number, the masculine gender shall include the feminine, and the feminine gender shall include the masculine.

B.       Definitions

                  1.1 "Administrative Claim" means a Claim against any Debtor for payment of an administrative expense of a kind specified in section 503(b) or 1114(e)(2) of the Bankruptcy Code and entitled to priority under section 507(a)(1) of the Bankruptcy Code, including, but not limited to, (a) the actual, necessary costs and expenses, incurred after the Petition Date, of preserving the Estates of any of the Debtors and operating the businesses of any of the Debtors, including wages, salaries, or commissions for services rendered after the Petition Date, and amounts payable pursuant to the Severance/Retention Program, (b) Professional Fee Claims, (c) all fees and charges assessed against the Estates under 28 U. S. C. ss.1930, (d) all Allowed Claims that are entitled to be treated as Administrative Claims pursuant to a Final Order under section 546(c)(2)(A) of the Bankruptcy Code, and (e) the Claim of the Investors for all fees and expenses (including without limitation attorneys fees and expenses) incurred in connection with the New Securities, the Revolving Credit Facility, the Rights Offering, any transactions pursuant to the Equity Subscription Commitment Letter, or otherwise in connection with their respective obligations under the Plan, which is an Allowed Claim pursuant to and upon confirmation of the Plan.

                  1.2 "Administrative Claims Bar Date" means the last date by which a request for payment of an Administrative Claim may be filed, which date is sixty (60) calender days after the Confirmation Date.

                  1.3 "Administrative Claims Escrow" means the escrow account to be established and funded on the Effective Date for the payment of Allowed Administrative Claims (other than Professional Fee Claims) in accordance with
Article Vof the Plan.

                  1.4 "Administrative Claims Escrow Agreement" means the escrow agreement attached to the Plan as Exhibit L pursuant to which the Administrative Claims Escrow shall be administered.

                  1.5 "Administrative Claims Estimate"means (i) the aggregate estimated amount of known Administrative Claims as of the Effective Date, exclusive of Professional Fee Claims and Administrative Claims expected to be paid in the ordinary course of business in accordance with the terms and conditions of any agreements relating thereto, and (ii) the reasonable fees and expenses of the Escrow Agent under the Administrative Claims Escrow Agreement, all as estimated by the Debtors prior to the Effective Date of the Plan.

                  1.6 "Administrative Claims Objection Deadline" means the deadline for filing objections to requests for payment of Administrative Claims filed on or before the Administrative Claims Bar Date, which shall be sixty (60) Business Days after the Administrative Claims Bar Date.

                  1.7 "Allowed" means, when used in reference to a Claim within a particular Class, an Allowed Claim in the specified Class or of a specified type.

                  1.8 "Allowed Claim" means a Claim or any portion thereof (a) that has been allowed by a Final Order, (b) that either (x) has been Scheduled as a liquidated, non-contingent, and undisputed Claim in an amount greater than zero on the Schedules, or (y) is the subject of a timely filed proof of claim as to which either (i) no objection to its allowance has been filed (either by way of objection or amendment to the Schedules) within the periods of limitation fixed by the Bankruptcy Code or by any order of the Court or (ii) any objection to its allowance has been settled, waived through payment, or withdrawn, or has been denied by a Final Order, or (c) that is expressly allowed in a liquidated amount in the Plan; provided, however, that with respect to an Administrative Claim, "Allowed Claim" means an Administrative Claim as to which a timely written request for payment has been made in accordance with applicable bar dates for such requests set by the Court (if such written request is required) in each case as to which the Debtors, or any other party-in-interest (x) has not interposed a timely objection or (y) has interposed a timely objection and such objection has been settled, waived through payment, or withdrawn, or has been denied by a Final Order.

                  1.9 "Avoidance Action(s)" means, individually and collectively, all avoidance or recovery actions under sections 542, 544, 545, 547, 548, 549, 550, 551, and/or 553 of the Bankruptcy Code, or under similar or related state or federal statutes and common law, including, without limitation, fraudulent transfer or conveyance laws.

                  1.10 "Ballot" means each of the ballot forms distributed with the Disclosure Statement to holders of Impaired Claims entitled to vote under
Article II hereof in connection with the solicitation of acceptances of the Plan.

                  1.11 "Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as codified in title 11 of the United States Code, 11 U.S.C. ss.ss. 101-1330, as now in effect or hereafter amended prior to the Confirmation of the Plan.

                  1.12 "Bankruptcy Rules" means, collectively, the Federal Rules of Bankruptcy Procedure and the Official Bankruptcy Forms, as amended, the Federal Rules of Civil Procedure, as amended, as applicable to the Chapter 11 Cases or proceedings therein, and the Local Rules of the Court, as applicable to the Chapter 11 Cases or proceedings therein, as the case may be.

                  1.13 "Bar Date" means March 31, 2003, the date designated by the Court as the last date for filing Proofs of Claim in the Chapter 11 Cases.

                  1.14 "Business Day" means any day, excluding Saturdays, Sundays or "legal holidays" (as defined in Fed. R. Bankr. P. 9006(a)), on which commercial banks are open for business in New York, New York.

                  1.15 "Case Interest Rate" means the federal judgment rate provided in 28 U.S.C. ss. 1961 in effect on the Petition Date, which is 3.82%.

                  1.16     "Cash" means legal tender of the United States.

                  1.17 "Chapter 11 Case(s)" means, individually, the Chapter 11 case of any Debtor, and collectively, the Chapter 11 cases of the Debtors jointly administered under Case No. 02-12608 (MFW).

                  1.18 "Claim" means a claim against any Debtor, whether or not asserted, as defined in section 101(5) of the Bankruptcy Code.

                  1.19 "Claims Objection Deadline" means the deadline for filing objections to Claims filed on or before the Bar Date, which shall be the date that is 180 days after the Confirmation Date and which date shall be subject to extension by Court order.

                  1.20 "Class" means a category of holders of Claims or Interests, as described in Article II hereof.

                  1.21 "Class 4 Fund" means the sum of $1,225,000 to be paid on the Effective Date from Effective Date Cash to the Litigation Trust pursuant to
Article VIII of the Plan.

                  1.22 "Collateral" means any property or interest in property of a Debtor's Estate subject to a Lien to secure the payment or performance of a Claim, which Lien is not subject to avoidance under the Bankruptcy Code or otherwise invalid under the Bankruptcy Code or applicable state law.

                  1.23 "Company" means, collectively, SLI and all of its Subsidiary Debtors and Non- Debtor Subsidiaries.

                  1.24 "Confirmation" means entry by the Bankruptcy Court of the Confirmation Order.

                  1.25 "Confirmation Date" means the date of entry of the Confirmation Order by the clerk of the Court.

                  1.26 "Confirmation Hearing" means the hearing to consider confirmation of the Plan under section 1128 of the Bankruptcy Code.

                  1.27 "Confirmation Order" means the order entered by the Court confirming the Plan under section 1129 of the Bankruptcy Code.

                  1.28 "Contingent" means, with reference to a Claim, a Claim that has not accrued or is not otherwise payable and the accrual of which, or the obligation to make payment on which, is dependent upon a future event that may or may not occur.

                  1.29 "Court" means the United States Bankruptcy Court for the District of Delaware or such other court as may have jurisdiction over the Chapter 11 Cases.

                  1.30 "Creditor" means any Person who holds a Claim against any or all of the Debtors.

                  1.31 "Creditors' Committee" means the official committee of unsecured creditors for the Debtors, appointed by the United States Trustee in the Chapter 11 Cases under section 1102(a) of the Bankruptcy Code, and co-proponents of the Plan.

                  1.32 "Cure" means the payment of Cash by a Debtor, or the distribution of other property (as the parties may agree or the Court may order), in each case as necessary to cure defaults under an executory contract or an unexpired lease existing as of the Petition Date, which is necessary to permit that Debtor to assume such contract or lease under section 365(b) of the Bankruptcy Code.

                  1.33 "Debtor(s)" shall have the meaning ascribed to such term in the Introduction to the Plan.

                  1.34 "DIP Facility" means the debtor-in-possession financing facility provided by M Mini Funding LLC as documentation agent and Fleet National Bank as administrative agent for the Postpetition Lenders and authorized by the Final DIP Order.

                  1.35 "DIP Facility Agreement" means the Revolving Credit Agreement, dated as of February 21, 2003, as the same may be modified from time to time, between the Debtors, M Mini Funding LLC as documentation agent and Fleet National Bank as administrative agent for the Postpetition Lenders.

                  1.36 "DIP Facility Claim" means a Claim of a Postpetition Lender arising under or as a result of the DIP Facility Agreement.

                  1.37 "Disallowed" with reference to a Claim means a Claim, or any portion thereof, that (a) has been disallowed by a Final Order, (b) is scheduled at zero or as contingent, disputed, or unliquidated and as to which no Proof of Claim has been filed by the Bar Date or deemed timely filed with the Court pursuant to either the Bankruptcy Code or any Final Order, or otherwise deemed timely filed with the Court pursuant to either the Bankruptcy Code or any Final Order or under applicable law, or (c) is not Scheduled and as to which (i) no Proof of Claim has been filed by the Bar Date or deemed timely filed with the Court pursuant to either the Bankruptcy Code or any Final Order or under applicable law, or (ii) no request for payment of an Administrative Claim has been filed by the Administrative Claims Bar Date or deemed timely filed with the Court pursuant to either the Bankruptcy Code or any Final Order or under applicable law.

                  1.38 "Disbursing Agent" means Reorganized SLI, the Plan Administrator, or the person or persons identified by either Reorganized SLI or the Plan Administrator pursuant to Article VII of the Plan..

                  1.39 "Disclosure Statement" means the written disclosure statement that relates to the Plan, as approved by the Court under section 1125 of the Bankruptcy Code and Fed. R. Bankr. P. 3017, as such disclosure statement may be amended, modified, or supplemented from time to time.

                  1.40 "Disputed" with reference to a Claim means a Claim, or any portion thereof, that has not been Allowed pursuant to the Plan or a Final Order, and:

                   (a) if no Claim has been, or deemed to have been filed, by the applicable Bar Date, which has been or hereafter is listed on the Schedules as unliquidated, contingent, or disputed, and which has not been resolved by written agreement of the parties or an order of the Court;

                   (b) if a Claim has been filed, or deemed to have been filed, by the applicable Bar Date (i) a Claim for which a corresponding Claim has been listed on the Schedules as unliquidated, contingent or disputed; (ii) a Claim for which a corresponding Claim has been listed on the Schedules as other than unliquidated, contingent or disputed, but the amount of such Claim as asserted in the Claim varies from the amount of such Claim as listed in the Schedules; or
(iii) a Claim as to which a Debtor has timely filed an objection or request for estimation in accordance with the Plan, the Bankruptcy Code, the Bankruptcy Rules, and any orders of the Court, or which is otherwise disputed by a Debtor in accordance with applicable law, which objection, request for estimation or dispute has not been withdrawn, or determined by a Final Order;

                  (c) if a request for payment of an Administrative Claim has been filed or deemed to have been filed by the Administrative Claims Bar Date, an Administrative Claim as to which a Debtor has timely filed an objection or request for estimation in accordance with the Plan, the Bankruptcy Code, the Bankruptcy Rules, and any orders of the Court, or which is otherwise disputed by a Debtor in accordance with applicable law, which objection, request for estimation or dispute has not been withdrawn, or determined by a Final Order;

                   (d) for which a claim was required to be filed by order of the Court, but as to which a Claim was not timely or properly filed; or

                  (e) that is disputed in accordance with the provisions of this Plan.

                  1.41 "Disputed Claim Amount" means (a) if a liquidated amount is set forth in the Proof of Claim relating to a Disputed Claim, (i) the liquidated amount set forth in the Proof of Claim relating to the Disputed Claim; (ii) an amount agreed to by the Debtors, the Reorganized Debtors or Plan Administrator, as applicable, and the holder of such Disputed Claim; or (iii) if a request for estimation is filed by any party, the amount at which such Claim is estimated by the Bankruptcy Court; (b) if no liquidated amount is set forth in the Proof of Claim relating to a Disputed Claim, (i) an amount agreed to by the Debtors, Reorganized Debtors or Plan Administrator, as applicable, and the holder of such Disputed Claim or (ii) the amount estimated by the Bankruptcy Court with respect to such Disputed Claim; or (c) if the Claim was listed on the Schedules as unliquidated, contingent or disputed and no Proof of Claim was filed, or deemed to have been filed, by the applicable Bar Date and the Claim has not been resolved by written agreement of the parties or an order of the Bankruptcy Court, zero.

                  1.42 "Disputed Claims Reserve" means a reserve established and maintained by the Disbursing Agent in accordance with Article X.C hereof.

                  1.43 "Distribution Date" means the date, occurring as soon as practicable after the Effective Date, upon which initial distributions are made by the Disbursing Agent to holders of Allowed Claims entitled to receive distributions under the Plan.

                  1.44 "Distribution Record Date" means the record date for purposes of making distributions under the Plan on account of Allowed Claims, which date shall be the Confirmation Date or such other date designated in the Confirmation Order or any subsequent Court order.

                  1.45 "Effective Date" means the first Business Day on which all conditions to the consummation of the Plan set forth in Article X.B hereof have been satisfied or waived.

                  1.46 "Effective Date Cash" means Cash that is (i) property of the Debtors' Estates available to pay Allowed Claims, and (ii) the Investor Contribution.

                  1.47 "Equity Subscription Commitment Letter" means the letter attached as Exhibit K to the Plan pursuant to which the Investors have committed to purchase up to 21% of the New Common Shares, to the extent not otherwise sold, in exchange for the payment of the Investor Contribution on the Effective Date in an amount sufficient (i) to fully fund the Administrative Claims Escrow and the Professional Fee Escrow, and (ii) to pay in full the DIP Facility Claims and the Litigation Trust Funds to be transferred to the Litigation Trust.

                  1.48 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, 29 U.S.C. ss.ss. 1301-1461 (2000).

                  1.49 "Escrow Agent" means the escrow agent under the Administrative Claims Escrow Agreement and the Professional Fee Escrow Agreement.

                  1.50 "Estate(s)" means, individually, the estate of any Debtor in these Chapter 11 Cases, and, collectively, the estates of the Debtors created under section 541 of the Bankruptcy Code.

                  1.51 "Face Amount" means (i) when used in reference to a Disputed or Disallowed Claim, either the full stated amount claimed by the holder of such Claim in any proof of claim timely filed with the Court or otherwise deemed timely filed by any Final Order of the Court or other applicable bankruptcy law, or the amount of such Claim as estimated by the Court under section 502(c) of the Bankruptcy Code, and (ii) when used in reference to an Allowed Claim, the allowed amount of such Claim.

                  1.52 "Final DIP Order" means the order entered by the Bankruptcy Court on or about March 13, 2003, authorizing and approving the DIP Facility and the agreements related thereto.

                  1.53 "Final Order" means an order or judgment of the Court, as entered on the docket in the Chapter 11 Cases, the operation or effect of which has not been stayed, reversed, or amended and as to which order or judgment (or any revision, modification, or amendment thereof) the time to appeal or seek review or rehearing has expired and as to which no appeal or petition for review or rehearing was filed or, if filed, remains pending.

                  1.54 "General Unsecured Claim" means a Claim against any or all of the Debtors, that is not an Administrative Claim, Priority Tax Claim, DIP Facility Claim, Other Priority Claim, Secured Lender Claim, Other Secured Claim, Intercompany Claim, Insured Claim, or Subordinated Claim.

                  1.55 "Identified Directors and Officers" means the officers and directors identified on Exhibit A hereto.

                  1.56 "Impaired"when used with reference to a Claim, Interest or a Class, means a Claim, Interest or a Class that is impaired within the meaning of section 1124 of the Bankruptcy Code.

                  1.57 "Indemnification Obligation" means any obligation of any of the Debtors to indemnify, reimburse or provide contribution to any present or former officer, director or employee, or any present or former professionals, advisors or representatives of the Debtors, pursuant to by-laws, articles of incorporation, contract or otherwise as may be in existence immediately prior to the Petition Date.

                  1.58 "Insured Claim" means any Claim or portion of a Claim that is insured under the Debtors' insurance policies, but only to the extent of such coverage.

                  1.59 "Intercompany Claim" means (i) any Claim held by a Debtor against another Debtor, including, without limitation: (a) any account reflecting intercompany book entries by a Debtor with respect to another Debtor,
(b) any Claim not reflected in such book entries that is held by a Debtor against another Debtor, and (c) any derivative Claim asserted by or on behalf of one Debtor against another Debtor; (ii) any Claim held by a Non-Debtor Subsidiary against a Debtor, including, without limitation: (a) any account reflecting intercompany book entries by a Non-Debtor Subsidiary with respect to any Debtor, (b) any Claim not reflected in such book entries that is held by a Non-Debtor Subsidiary against any Debtor, and (c) any derivative Claim asserted by or on behalf of one Non-Debtor Subsidiary against any Debtor; and (iii) any interest in a Subsidiary.

                  1.60 "Interest" means the legal, equitable, and contractual rights of any Person with respect to any of the Old Common Shares.

                  1.61 "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.

                  1.62 "Investors" means, collectively, DDJ Capital Management, LLC, Cerberus Capital Management, LLC, and JPMorgan Securities, Inc., in their respective capacities under the Plan.

                  1.63 "Investor Contribution" means all Cash to be paid by the Investors pursuant to the Equity Subscription Commitment Letter.

                  1.64     "IRS" means the Internal Revenue Service.

                  1.65 "Lien" means a charge against or interest in property to secure payment of a debt or performance of an obligation.

                  1.66 "Litigation Rights" means all claims, rights of action, suits, and proceedings, whether in law or equity, whether known or unknown, that any Estate or Debtor may hold against any Person.

                  1.67 "Litigation Trust" means the trust that is to be created pursuant to Article VIII hereof to be administered by the Plan Administrator.

                  1.68 "Litigation Trust Funds" means the Cash to be paid to the Litigation Trust on the Effective Date pursuant to Article VIII.D of the Plan.

                  1.69 "Litigation Trust Agreement" means that certain Agreement, substantially in the form attached hereto as Exhibit F, pursuant to which, among other things, the Plan Administrator shall investigate and pursue the Preference Litigation Trust Assets and the Other Litigation Trust Assets and make distributions to Allowed Class 4 General Unsecured Claims, and which will, among other things, set forth a mechanism by which, and the conditions on which, the Reorganized Debtors may designate claims that will not be pursued.

                  1.70 "Management Incentive Option Reserve" means up to ten per cent (10%) of the authorized capital stock of any Reorganized Subsidiary Debtor that is an operating company, as a reserve for the issuance of management incentive stock options, to be determined and directed by the board of directors of the related Reorganized Subsidiary Debtor.

                  1.71 "ML Sale" means the proposed sale by the Debtors of the Miniature Lighting business to M Capital, LLC or an affiliate, as described in the ML Sale Motion.

                  1.72 "ML Sale Documents" means (i) that certain letter of intent agreement dated December 4, 2002 among SLI, VCH International Limited, and M Capital, LLC; and (ii) that certain asset purchase agreement between SLI, Chicago Minature Optoelectronic Technologies, Inc., and M-Lite LLC dated March 1, 2003, and attached as an exhibit to the ML Sale Motion.

                  1.73 "ML Sale Motion" means the Debtors' motion dated March 1, 2003, Docket No. 437.

                  1.74 "Net Other Litigation Proceeds" means the total amount of proceeds received by the Litigation Trust on account of Other Litigation Trust Assets minus the amount of the Other Litigation Reimbursement Obligation and the Other Litigation Trust Expenses.

                  1.75 "Net Preference Litigation Proceeds" means the total amount of proceeds received by the Litigation Trust on account of Preference Litigation Trust Assets minus the amount of the Preference Litigation Reimbursement Obligation and the Preference Litigation Trust Expenses.

                  1.76 "New Common Shares" means the _____ million New Common Shares to be issued by Reorganized SLI in connection with the Plan.

                  1.77 "Non-Debtor Subsidiaries" means, collectively, the direct and indirect subsidiaries of SLI that did not commence Chapter 11 Cases, including without limitation those listed on Exhibit C to the Disclosure Statement.

                  1.78     "New Securities" means the New Common Shares.

                  1.79 "Old Common Shares" means the class of shares of SLI, Inc., designated as its common shares, that were issued and outstanding as of the Petition Date.

                  1.80 "Other Litigation Expense Advance" means the $150,000 which shall be advanced by the Debtors' Estates to the Litigation Trust on the Effective Date to fund the investigation, and to the extent available, prosecution and administration, of the Other Litigation Trust Assets.

                  1.81 "Other Litigation Reimbursement Obligation" means the obligation of the Litigation Trust to repay to the Reorganized Debtors or the Secured Lenders the Other Litigation Expense Advance from the first proceeds received from the Other Litigation Trust Assets.

                  1.82 "Other Litigation Trust Assets" means those assets owned by the Litigation Trust, including without limitation, the Other Litigation Expense Advance to be paid to the Litigation Trust pursuant to the Plan, all causes of action of the Debtors other than those arising under sections 547 or 550 of the Bankruptcy Code, and any and all proceeds of the foregoing and interest accruing with respect thereto, but excluding any and all Claims released under the Plan; provided, however, that such term shall not include (i) trade accounts receivable incurred in the ordinary course of the Debtors' business, or (ii) causes of action against any Non-Debtor Subsidiary.

                  1.83 "Other Litigation Trust Expenses" means all reasonable costs, expenses and fees incurred by the Plan Administrator in the administration of its duties in respect of Other Litigation Trust Assets under the Litigation Trust Agreement.

                  1.84 "Other Priority Claim" means a Claim against any Debtor entitled to priority under section 507(a) of the Bankruptcy Code, other than an Administrative Claim or a Priority Tax Claim.

                  1.85 "Other Secured Claim" means a Secured Claim against a Debtor other than a Secured Lender Claim.

                  1.86 "Ordinary Course Professionals" means those professionals authorized to be paid by the Debtors pursuant to the Ordinary Course Professional s Order.

                  1.87 " Ordinary Course Professional s Order" means the order entered by the Bankruptcy Court on December 9, 2002, Docket No. 279, as supplemented or modified.

                  1.88 "Person" means Person as defined in section 101(41) of the Bankruptcy Code.

                  1.89 "Petition Date" means September 9, 2002, the date on which the Debtors filed their petitions for relief commencing the Chapter 11 Cases.

                  1.90 "Plan" means this plan proposed by the Debtors, the Committee and the Investors for the resolution of the outstanding Claims and Interests in the Chapter 11 Cases, as such plan may be amended from time to time in accordance with the Bankruptcy Code and the Bankruptcy Rules.

                  1.91 "Plan Administrator" means such party as shall be designated as such by the Investors and the Creditors' Committee in the Plan Supplement and mutually acceptable thereto.

                  1.92 "Plan Proponents" means the Debtors and the Committee.

                  1.93 "Plan Supplement(s)" means the compilation(s) of documents and forms of documents, specified in the Plan, that the Debtors will file with the Court on or before the date that is (a) ten (10) days prior to the date of the hearing on confirmation of this Plan, or (b) set by the Court for the filing of such documents and forms of documents.

                  1.94 "Postpetition Lenders" means the Lenders as defined in the DIP Facility Agreement.

                  1.95 "Pre-Effective Period" shall mean the period from the Confirmation Date to the Effective Date.

                  1.96 "Preference Litigation Expense Advance" means the $75,000 which shall be advanced by the Debtors' Estates to the Litigation Trust on the Effective Date to fund the investigation, prosecution and administration of the Preference Litigation Trust Assets.

                  1.97 "Preference Litigation Reimbursement Obligation" means the obligation of the Litigation Trust to repay to the Reorganized Debtors or the Secured Lenders the Preference Litigation Expense Advance from the first proceeds received on account of Preference Litigation Trust Assets pursued by the Litigation Trust.

                  1.98 "Preference Litigation Trust Assets" means those assets owned by the Litigation Trust, including without limitation, the Preference Litigation Expense Advance to be paid to the Litigation Trust pursuant to the Plan, all causes of action of the Debtors under sections 547 or 550 of the Bankruptcy Code, except such causes of action against any Non-Debtor Subsidiary, and any and all proceeds of the foregoing and interest accruing with respect thereto, but excluding any and all Claims released under the Plan.

                  1.99 "Preference Litigation Trust Expenses" means all reasonable costs, expenses and fees incurred by the Plan Administrator in the administration of its duties in respect of Preference Litigation Trust Assets under the Litigation Trust Agreement.

                  1.100 "Prepetition Credit Agreement" means the Second Amended and Restated Credit Agreement, dated as of October 29, 1999 (as amended, supplemented or otherwise modified) among SLI and the Secured Lenders, among others.

                  1.101 "Prepetition Credit Facility" means the credit facility provided to SLI, as borrower, by the Secured Lenders pursuant to the Prepetition Credit Agreement.

                  1.102 "Priority Tax Claim" means a Claim that is entitled to priority under section 507(a)(8) of the Bankruptcy Code.

                  1.103 "Professional" means any professional employed in the Chapter 11 Cases pursuant to sections 327, 363 or 1103 of the Bankruptcy Code or otherwise and any professionals seeking compensation or reimbursement of expenses in connection with the Chapter 11 Cases pursuant to section 503(b)(4) of the Bankruptcy Code, other than Ordinary Course Professionals.

                  1.104 "Professional Fee Claim" means a Claim of a Professional pursuant to sections 327, 328, 330, 331, 503(b), or 1103 of the Bankruptcy Code for compensation or reimbursement of costs and expenses relating to services performed after the Petition Date and prior to and including the Effective Date.

                  1.105 "Professional Fee Estimate" means (i) with respect to any Professional, a good- faith estimate of such Professional's accrued unpaid Professional Fees (other than any Success Fees) to be provided by each Professional in writing to the Debtors prior to the commencement of the Confirmation Hearing, or in the absence of such a writing, to be prepared by the Debtors, and (ii) collectively, the sum of all individual Professional Fee Estimates, plus the Debtors' estimate of the accrued unpaid fees and expenses of the Escrow Agent under the Professional Fee Escrow Agreement.

                  1.106 "Professional Fee Escrow " means the escrow account to be established and funded on the Effective Date for the payment of Allowed Professional Fee Claims in accordance with Article V of the Plan.

                  1.107 "Professional Fee Escrow Agreement" means the escrow agreement attached to the Plan as Exhibit M pursuant to which the Professional Fee Escrow shall be administered.

                  1.108 "Proof of Claim" means the proof of claim that must be filed on or before the Bar Date.

                  1.109 "Pro Rata" means, at any time, the proportion that the Face Amount of a Claim in a particular Class bears to the aggregate Face Amount of all Claims (including Disputed Claims, but excluding Disallowed Claims) in such Class, unless the Plan provides otherwise.

                  1.110 "Quarterly Distribution Date" means the last Business Day of the month following the end of each calendar quarter after the Effective Date; provided, however, that if the Effective Date is within 30 days of the end of a calendar quarter, the first Quarterly Distribution Date will be the last Business Day of the month following the end of the first calendar quarter after the calendar quarter in which the Effective Date falls.

                  1.111 "Reinstated" or "Reinstatement" means (i) leaving unaltered the legal, equitable, and contractual rights to which a Claim entitles the holder of such Claim or Interest so as to leave such Claim or Interest unimpaired in accordance with section 1124 of the Bankruptcy Code or (ii) notwithstanding any contractual provision or applicable law that entitles the holder of such Claim to demand or receive accelerated payment of such Claim or Interest after the occurrence of a default (a) curing any such default that occurred before or after the Petition Date, other than a default of a kind specified in section 365(b)(2) of the Bankruptcy Code; (b) reinstating the maturity of such Claim or Interest as such maturity existed before such default;
(c) compensating the holder of such Claim or Interest for any damages incurred as a result of any reasonable reliance by such holder on such contractual provision or such applicable law; and (d) not otherwise altering the legal, equitable, or contractual rights to which such Claim or Interest entitles the holder of such Claim or Interest; provided, however, that any contractual right that does not pertain to the payment when due of principal and interest on the obligation on which such Claim or Interest is based, including, but not limited to, financial covenant ratios, negative pledge covenants, covenants or restrictions on merger or consolidation, and affirmative covenants regarding corporate existence prohibiting certain transactions or actions contemplated by the Plan, or conditioning such transactions or actions on certain factors, shall not be required to be reinstated in order to accomplish Reinstatement.

                  1.112 "Reorganized Debtor(s)" means, individually, any reorganized Debtor, and, collectively, Reorganized SLI and the Reorganized Subsidiary Debtors on or after the Effective Date.

                  1.113 "Reorganized SLI" means reorganized SLI, or its successor, on and after the Effective Date.

                  1.114 "Reorganized Subsidiary Debtors" means the reorganized Subsidiary Debtors, or their successors, on and after the Effective Date.

                  1.115 "Revolving Credit Facility" means the new secured revolving credit facility with a maximum availability of $15.0 million, to be entered into on the Effective Date by the Reorganized Debtors and the lenders party thereto on the terms and conditions set forth on Exhibit I to the Plan.

                  1.116 "Revolving Credit Facility Agreement" means the credit agreement governing the Revolving Credit Facility to be entered into by the Reorganized Debtors and the lenders party thereto on the Effective Date.

                  1.117 "Rights Offering" means the offering of up to ______ New Common Shares to holders of Allowed Class 3 Secured Lender Claims on the terms and conditions set forth on Exhibit H to the Plan.

                  1.118 "Scheduled" means, with respect to any Claim, the status and amount, if any, of that Claim as set forth in the Schedules.

                  1.119 "Schedules" means the schedules of assets and liabilities and the statements of financial affairs filed in the Court by the Debtors on or about October 24, 2002, as such schedules or statements have been or may be further amended or supplemented from time to time in accordance with Fed. R. Bankr. P. 1009 or orders of the Court.

                  1.120 "Secured Claim" means a Claim that is secured by a Lien upon Collateral to the extent of the value of the Collateral and a Claim of a holder that has a valid right of setoff enforceable under section 553 of the Bankruptcy Code.

                  1.121 "Secured Lenders" means the holders of secured claims arising under the Prepetition Credit Agreement and the other Loan Documents (as defined therein).

                  1.122 "Secured Lender Claims" means the Claims of the Secured Lenders secured by the Secured Lender Collateral, including any deficiency claim with respect thereto.

                  1.123 "Secured Lender Collateral" means (i) the Collateral described in the Prepetition Credit Agreement, to the extent that such Collateral, as of the Effective Date, remains encumbered by valid, enforceable and perfected Liens of the Secured Lenders in the Debtors' interest in such property that are not avoidable under the Bankruptcy Code or applicable non-bankruptcy law, and (ii) the Replacement Liens (as defined in the Final DIP Order).

                  1.124 "Securities Act" means the Securities Act of 1933, 15 U.S.C. ss.ss. 77a-77aa, as now in effect or hereafter amended.

                  1.125 "Severance/Retention Program" means the postpetition key employee severance/retention program approved by orders dated October 23, 2002, Docket No. 199, and December 10, 2002, Docket No. 278.

                  1.126 "Shareholder Agreement" means an agreement to be entered into among shareholders of Reorganized SLI and Reorganized SLI in substantially the form set forth in Exhibit E to the Plan.

                  1.127 "SLI" means SLI, Inc., an Oklahoma corporation with an office at 500 Chapman Street, Canton, Massachusetts 02021, and the direct or indirect parent company of each Subsidiary Debtor and each Non-Debtor Subsidiary.

                  1.128 "Solicitation" means the solicitation by the Plan Proponents of acceptances of the Plan.

                  1.129 "Subordinated Claim" means any Claim (i) subordinated pursuant to section 510(b) or 510(c) of the Bankruptcy Code, which shall include any Claim arising from the rescission of a purchase or sale of any Old Common Shares, any Claim for damages arising from the purchase or sale of any Old Common Shares, or any Claim for reimbursement, contribution or indemnification on account of any such Claim; or (ii) for punitive or exemplary damages or for a fine or penalty.

                  1.130 "Subsidiaries" means, collectively, the Subsidiary Debtors and the Non-Debtor Subsidiaries.

                  1.131 "Subsidiary Debtors" means the direct and indirect subsidiaries of SLI listed on Exhibit B to the Disclosure Statement, each of which is a Debtor.

                  1.132 "Subsidiary Interests" means, collectively, the issued and outstanding shares of stock of the Subsidiary Debtors directly or indirectly owned by SLI as of the Petition Date.

                  1.133 "Substantial Contribution Claim" means a Claim, under section 503(b)(3), (4), or (5) of the Bankruptcy Code, for compensation or reimbursement of expenses incurred in making a substantial contribution in the Chapter 11 Cases.

                  1.134 "Substantive Consolidation Order" means the order of the Court, which may be the Confirmation Order, authorizing substantive consolidation of the Estates pursuant to Article V.A. hereof.

                  1.135 "Success Fees" means any Claim by a Professional for a success fee or incentive fee calculated or payable based upon the consummation of a major transaction, such as the confirmation of the Plan or the sale of all or substantially all of the assets of a Debtor, and does not mean hourly fees, monthly allowances, or other periodic fees based upon time actually spent by a Porfessional rendering services, or expenses incurred.

                  1.136 "Trust Advisory Board" means the board that is to be created pursuant to Article VIII hereof for the purpose of advising the Plan Administrator with respect to decisions affecting the Litigation Trust.

                  1.137 "Unimpaired" with reference to a Claim or Class means a Claim or Class that is not impaired within the meaning of section 1124 of the Bankruptcy Code.

                  1.138 "Voting Deadline" means the date and time, as fixed by an order of the Court and set forth in the Disclosure Statement, by which all Ballots to accept or reject the Plan must be received in order to be counted.

C.       Rules of Interpretation

         For purposes of the Plan (a) any reference in the Plan to a contract, instrument, release, indenture, or other agreement or document being in a particular form or on particular terms and conditions means that such document shall be substantially in such form or substantially on such terms and conditions, (b) any reference in the Plan to an existing document or exhibit filed or to be filed means such document or exhibit as it may have been or may be amended, modified, or supplemented, (c) unless otherwise specified, all references in the Plan to Sections, Articles, Schedules, and Exhibits are references to Sections, Articles, Schedules, and Exhibits of or to the Plan, (d) the words "herein" and "hereto" refer to the Plan in its entirety rather than to a particular portion of the Plan, (e) captions and headings to Articles and Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the interpretation of the Plan, and (f) the rules of construction set forth in section 102 of the Bankruptcy Code and in the Bankruptcy Rules shall apply.

D.       Computation of Time

         In computing any period of time prescribed or allowed by the Plan, the provisions of Fed. R. Bankr. P. 9006(a) shall apply.

E.       Governing Law

         Unless a rule of law or procedure is supplied by federal law (including the Bankruptcy Code and Bankruptcy Rules) and except as otherwise provided herein or therein, the laws of (i) the State of Delaware shall govern the construction and implementation of the Plan and any agreements, documents, and instruments executed in connection with the Plan and (ii) the laws of the state of incorporation of each Debtor shall govern corporate governance matters with respect to such Debtor, in either case without giving effect to the principles of conflicts of law thereof.

                                   ARTICLE II

                     CLASSIFICATION OF CLAIMS AND INTERESTS

A.       Introduction

         All Claims and Interests, except DIP Facility Claims, Administrative Claims, Priority Tax Claims, and Intercompany Claims, are placed in the Classes set forth below. In accordance with section 1123(a)(1) of the Bankruptcy Code, DIP Facility Claims, Administrative Claims, Priority Tax Claims, and Intercompany Claims, as described below, have not been classified.

         A Claim or Interest is placed in a particular Class only to the extent that the Claim or Interest falls within the description of that Class, and is classified in other Classes to the extent that any portion of the Claim or Interest falls within the description of such other Classes. A Claim is also placed in a particular Class for the purpose of receiving distributions pursuant to the Plan only to the extent that such Claim is an Allowed Claim in that Class and such Claim has not been paid, released, or otherwise settled prior to the Effective Date. Except and to the extent otherwise specified in the Plan, all Allowed Claims shall be paid from Effective Date Cash.

B. Unclassified Claims (not entitled to vote on the Plan)

         1.       DIP Facility Claims

         2.       Administrative Claims

         3.       Priority Tax Claims

         4.       Intercompany Claims

C. Unimpaired Classes of Claims (deemed to have accepted the Plan and not entitled to vote on the Plan)

         1.       Class 1:  Other Priority Claims

                  Class 1 consists of all Other Priority Claims.

         2.       Class 2:  Other Secured Claims

                  Class 2 consists of all Secured Claims other than the Secured Lender Claims.

D. Impaired Classes of Claims (entitled to vote on the Plan)

         1.       Class 3:  Secured Lender Claims

                  Class 3 consists of all Secured Lender Claims.

         2.       Class 4:  General Unsecured Claims

                  Class 4 consists of all General Unsecured Claims.

E. Impaired Classes of Claims (not entitled to vote on the Plan)

         1.       Class 5: Subordinated Claims

                  Class 5 consists of all Subordinated Claims.

F. Impaired Classes of Interests (not entitled to vote on the Plan)

         1.       Class 6:  Interests

                  Class 6 consists of all Interests.

                                   ARTICLE III

                        TREATMENT OF CLAIMS AND INTERESTS


A.       Unclassified Claims

         1.       DIP Facility Claims

         On the Effective Date, or as soon thereafter as is practicable, each holder of an Allowed DIP Facility Claim shall receive in full satisfaction, settlement, release and discharge of, and in exchange for such Allowed DIP Facility Claim, (i) Effective Date Cash equal to the unpaid portion of such Allowed DIP Facility Claim, or (ii) such other treatment as to which such holder and the Debtors or the Reorganized Debtors shall have agreed upon in writing.

         2.       Administrative Claims

         Except as otherwise provided herein, and subject to the requirements of this Plan, on, or as soon as reasonably practicable after the later of (i) the Distribution Date or (ii) the date such Administrative Claim becomes an Allowed Administrative Claim, a holder of an Allowed Administrative Claim shall receive from the Administrative Claims Escrow, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Administrative Claim,
(i) Effective Date Cash equal to the unpaid portion of the Face Amount of such Allowed Administrative Claim, or (ii) such other treatment as to which such holder and the Debtors or the Reorganized Debtors shall have agreed upon in writing; provided, however, that Allowed Administrative Claims with respect to liabilities incurred by a Debtor in the ordinary course of business during the Chapter 11 Cases shall be paid in the ordinary course of business in accordance with the terms and conditions of any agreements relating thereto (x) prior to the Effective Date, by the Debtors, and (y) subsequent to the Effective Date, by the Reorganized Debtors. Allowed Professional Fee Claims shall be paid from the Professional Fee Escrow pursuant to Article V. Except as otherwise provided herein, and subject to the requirements of this Plan, on, or as soon as reasonably practicable after the date a Success Fee becomes and Allowed Claim, the Reorganized Debtors shall pay Cash to the holder of such Allowed Success Fee Claim in an amount equal to the amount of such Allowed Success Fee Claim.

         3.       Priority Tax Claims

         Except to the extent that an Allowed Priority Tax Claim has been paid by the Debtors prior to the Distribution Date, a holder of an Allowed Priority Tax Claim shall be entitled to receive from the Reorganized Debtors, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Priority Tax Claim, (i) deferred Cash payments over a period not exceeding six years after the date of assessment of such Allowed Priority Tax Claim in an aggregate principal amount equal to the Face Amount of such Allowed Priority Tax Claim, plus interest on the unpaid portion thereof at the Case Interest Rate from the Effective Date through the date of payment thereof, or
(ii) such other treatment as to which such holder and the Debtors or the Reorganized Debtors shall have agreed upon in writing. If deferred Cash payments are made to a holder of an Allowed Priority Tax Claim, payments of principal shall be made in annual installments, each such installment amount being equal to ten percent (10%) of such Allowed Priority Tax Claim plus accrued and unpaid interest, with the first payment to be due on the first anniversary of the Distribution Date, or as soon thereafter as is practicable, and subsequent payments to be due on the anniversary of the first payment date or as soon thereafter as is practicable; provided, however, that any installments remaining unpaid on the date that is six years after the date of assessment of the tax that is the basis for the Allowed Priority Tax Claim shall be paid on the first Business Day following such date, or as soon as practicable thereafter, together with any accrued and unpaid interest to the date of payment; and provided, further, that the Reorganized Debtors shall have the right to pay any Allowed Priority Tax Claim, or any remaining balance of any Allowed Priority Tax Claim, in full at any time on or after the Effective Date without premium or penalty; and provided, further, that any Claim or demand for payment of a penalty (other than a penalty of the type specified in section 507(a)(8)(G) of the Bankruptcy
Code) shall be disallowed pursuant to this Plan, and the holder of an Allowed Priority Tax claim shall not assess or attempt to collect such penalty from the Debtors, the Estates, the Reorganized Debtors or any officer, director or affiliate of any thereof, or any of them.

         4.       Intercompany Claims

         On the Effective Date, all Intercompany Claims shall be Reinstated and reaffirmed to the extent not otherwise paid in the ordinary course of business in accordance with the terms of any agreement relating thereto, and all Litigation Rights with respect thereto shall vest in the Reorganized Debtors

B.       Unimpaired Claims

         1.       Class 1:  Other Priority Claims

         On or as soon as reasonably practicable after, the later of (i) the Distribution Date or (ii) the Quarterly Distribution Date immediately following the date such Other Priority Claim becomes an Allowed Other Priority Claim, a holder of an Allowed Other Priority Claim shall receive from the Reorganized Debtors, in full satisfaction, settlement, release, and discharge of, and in exchange for such Allowed Other Priority Claim, (i) Cash equal to the unpaid portion of the Face Amount of such Allowed Other Priority Claim, or (ii) such other treatment as to which such holder and the Debtors or the Reorganized Debtors shall have agreed upon in writing.

         2.       Class 2:  Other Secured Claims

         On the Distribution Date or as soon thereafter as is practicable, a holder of an Other Secured Claim shall, in full satisfaction, settlement, release, and discharge of, and in exchange for, such Allowed Other Secured Claim, in the sole discretion of the Reorganized Debtors or the Debtors, with the prior written consent of the Investors, (i) have its Allowed Other Secured Claim Reinstated or (ii) receive such other treatment as to which such holder and the Debtors (with the prior written consent of the Investors from and after the date of this Plan) or the Reorganized Debtors shall have agreed upon in writing.

C.       Impaired Claims

         1.       Class 3:  Secured Lender Claims

                  On the Distribution Date, or as soon thereafter as is practicable, each holder of a Secured Lender Claim shall, in full satisfaction, settlement, release, and discharge of, and in exchange for, such Allowed Secured Lender Claim, receive (i) from the Debtors, its Pro Rata share of one hundred percent (100%) of the New Common Shares, subject to dilution, pursuant to the Rights Offering and the Equity Subscription Commitment Letter, to not less than seventy-nine percent (79%) of the New Common Shares, (ii) from the Litigation Trust, its Pro Rata beneficial interest in the Litigation Trust and right to distribution in respect of fifty percent (50%) of the Net Preference Litigation Proceeds, and (iii) from the Litigation Trust, its Pro Rata beneficial interest in the Litigation Trust and right to distribution in respect of seventy-five percent (75%) of the Net Other Litigation Proceeds upon the terms and conditions set forth in Articles VIII and IX hereto and in the Litigation Trust Agreement. Upon the Effective Date, the proofs of claim filed in respect of the Secured Lender Claims are Allowed as set forth therein. Upon the Effective Date, the holders of Class 3 Claims voting in favor of the Plan shall (i) be deemed to be released by all parties from any potential Avoidance Action in respect of such holder's Secured Lender Claims, and (ii) shall be deemed to have elected secured treatment as set forth herein in accordance with Bankruptcy Code section 1111(b). The binding effect of such deemed election on Class 3 shall be determined in accordance with Bankruptcy Code section 1111(b). In the event that Class 3 is determined not to have elected secured treatment in accordance with Bankruptcy Code section 1111(b), each holder of a Secured Lender Claim shall be deemed to have waived the right to receive a distribution on account of any unsecured portion of such Secured Lender Claim. As set forth in Exhibit H to the Plan, on the Subscription Commencement Date (as defined therein), each holder of an Allowed Class 3 Secured Lender Claim shall have the right to participate in the Rights Offering on the terms and conditions set forth in such exhibit.

         2.       Class 4:  General Unsecured Claims

         On, or as soon as reasonably practicable after, the later of (i) the Distribution Date, or (ii) the Quarterly Distribution Date immediately following the date such General Unsecured Claim becomes an Allowed General Unsecured Claim, each holder of an Allowed General Unsecured Claim (except as set forth in the following paragraph) shall, in full satisfaction, settlement, release, and discharge of, and in exchange for such Allowed General Unsecured Claim, receive from the Plan Administrator (i) its Pro Rata share of the Class 4 Fund, and from the Litigation Trust, (ii) its Pro Rata beneficial interest in the Litigation Trust and right to distribution in respect of fifty percent (50%) of the Net Preference Litigation Proceeds, and (iii) its Pro Rata beneficial interest in the Litigation Trust and right to distribution in respect of twenty-five percent (25%) of the Net Other Litigation Proceeds upon the terms and conditions set forth in Article VIII of the Plan and in the Litigation Trust Agreement. Until distribution to holders of Allowed Class 4 General Unsecured Claims, all Class 4 Funds shall be held by the Plan Administrator in a separate interest-bearing account solely for the benefit of such holders and shall not be commingled with the funds of any other Person or the Litigation Trust. Neither the Debtors nor the Reorganized Debtors shall have any interest in any Class 4 Funds.

         3.       Class 5: Subordinated Claims

         On the Effective Date, all Subordinated Claims shall be deemed cancelled and extinguished and each holder thereof shall not be entitled to, and shall not receive or retain any property under the Plan on account of such Subordinated Claims. Class 5 is deemed to have rejected the Plan and, therefore, holders of Subordinated Claims are not entitled to vote to accept or reject the Plan.

D.       Interests

         Class 6:  Interests

         On the Effective Date, the Interests shall be canceled and each holder thereof shall not be entitled to, and shall not receive or retain any property or interest in property on account of, such Interests. Class 9 is deemed to have rejected the Plan, and, therefore, holders of Interests are not entitled to vote to accept or reject the Plan.

E.       Special Provision Regarding Unimpaired Claims

         Except as otherwise provided in the Plan, nothing shall affect the Debtors', the Reorganized Debtors' or the Disbursing Agent's rights and defenses, both legal and equitable, with respect to any Unimpaired Claims, including, but not limited to, all rights with respect to legal and equitable defenses to setoffs or recoupments against Unimpaired Claims.

F.       Allowed Claims

         Notwithstanding any provision herein to the contrary, the Disbursing Agent shall only make distributions to holders of Allowed Claims. No holder of a Disputed Claim will receive any distribution on account thereof until (and then only to the extent) that its Disputed Claim becomes an Allowed Claim. The Disbursing Agent may, in its discretion, withhold distributions otherwise due hereunder to the holder of a Claim until the Claims Objection Deadline, to enable it to file a timely objection thereto. Any holder of a Claim that becomes an Allowed Claim after the Effective Date will receive its distribution in accordance with Article VII.A and Article XI of the Plan.

                                   ARTICLE IV

                       ACCEPTANCE OR REJECTION OF THE PLAN

A.       Impaired Classes of Claims and Interests Entitled to Vote

         Subject to Article IV.D of the Plan, Claim and Interest holders in each Impaired Class of Claims or Interests are entitled to vote as a class to accept or reject the Plan.

B.       Acceptance by an Impaired Class

         In accordance with section 1126(c) of the Bankruptcy Code and except as provided in section 1126(e) of the Bankruptcy Code, an Impaired Class of Claims shall have accepted the Plan if the Plan is accepted by the holders of at least two-thirds (2/3) in dollar amount and more than one-half (1/2) in number of the Allowed Claims of such Class that have timely and properly voted to accept or reject the Plan.

C.       Presumed Acceptances by Unimpaired Classes

          Classes 1 and 2 are Unimpaired by the Plan. Under section 1126(f) of the Bankruptcy Code, such Claim holders are conclusively presumed to accept the Plan, and the votes of such Claim holders will not be solicited.

D.       Classes Deemed to Reject Plan

         Holders of Claims in Class 5 and holders of Interests in Class 6 are not entitled to receive or retain any property under the Plan. Under section 1126(g) of the Bankruptcy Code, holders of Claims in Class 5 and holders of Interests in Class 6 are deemed to reject the Plan, and the votes of such Claim or Interest holders will not be solicited.

E.       Summary of Classes Voting on the Plan

         As a result of the provisions of Articles IV.A, IV.C and IV.D of this Plan, the votes of holders of Claims in Classes 3 and 4 will be solicited with respect to the Plan.

F.       Confirmation Pursuant to Section 1129(b) of the Bankruptcy Code

         To the extent that any Impaired Class rejects the Plan or is deemed to have rejected the Plan, the Plan Proponents will request confirmation of the Plan, as it may be modified from time to time, under section 1129(b) of the Bankruptcy Code. The Plan Proponents reserve the right to alter, amend, modify, revoke or withdraw the Plan or any Plan Exhibit or Schedule, including to amend or modify it to satisfy the requirements of section 1129(b) of the Bankruptcy Code, if necessary. Notwithstanding the foregoing, the Creditors' Committee shall have the right to participate in decisions of the Plan Proponents only in matters affecting holders of Class 4 General Unsecured Claims, the Litigation Trust, the Disbursing Agent and the Plan Administrator; any such consent to any such matter not to be unreasonably withheld. Notwithstanding any other provision of the Plan to the contrary, all decisions of the Plan Proponents from and after the Confirmation Date in respect of or under the Plan shall be subject to the prior written consent of the Investors.

                                    ARTICLE V

                      MEANS FOR IMPLEMENTATION OF THE PLAN

A.       Substantive Consolidation

         1.       Consolidation of the Chapter 11 Estates

                  On the Effective Date, and for the purposes of voting and making distributions to holders of Allowed Class 4 General Unsecured Claims only, the Estates shall be substantively consolidated as follows: (i) any obligation of a Debtor and all guarantees by one or more of the Debtors of any obligation of a Debtor or a non-Debtor shall be deemed to be one obligation of the Debtors collectively, and (ii) each claim filed or to be filed against any Debtor shall be deemed a single claim against, and a single obligation of, the Debtors collectively. The foregoing (x) shall be solely for the purposes of voting and making distributions under the Plan, (y) shall not affect the rights of any holder of a Secured Claim, a Secured Lender Claim or a DIP Facility Claim with respect to the Collateral securing its Claim, or the terms and implementation of any settlement, and the rights and obligations of the parties thereto, entered into in connection with the confirmation of the Plan and (z) shall not, and shall not be deemed to, prejudice the Litigation Rights and the Avoidance Actions (subject to the release in favor of the Secured Lenders set forth in Article III.C.1 of the Plan), which shall survive entry of the Substantive Consolidation Order for the benefit of the Debtors and their Estates, as if there had been no substantive consolidation.

         During the Pre-Effective Period, the Debtors shall remain debtors-in-possession and shall remain subject to the jurisdiction and supervision of the Court. Any obligation incurred by the Debtors during the Pre-Effective Period in the ordinary course of business shall constitute an Administrative Claim. The Debtors are authorized and directed to take such action during the Pre- Effective Period as may be necessary and consistent with the Plan to prepare to effectuate and/or implement the Plan upon the expiration of such period; all other action during such period shall be taken only with the prior written consent of the Investors.

         2.       Substantive Consolidation Order

         Unless the Court has approved the substantive consolidation of the Chapter 11 Cases by a prior order, this Plan shall serve as, and shall be deemed to be, a motion for entry of an order substantively consolidating the Debtors' Chapter 11 Cases for distribution purposes only.

B.       Corporate Action

         1.       Continued Corporate Existence

         On and after the Effective Date, the Reorganized Debtors shall continue to exist as separate corporate entities, in accordance with the applicable law in the respective jurisdictions in which they are incorporated and pursuant to their respective certificates or articles of incorporation and by-laws in effect prior to the Effective Date, except to the extent such certificates or articles of incorporation and by-laws are amended by the Plan; provided, however, that on or before the Effective Date, the Investors shall have the right to designate for dissolution and/or liquidation any of the Debtors, and each Debtor so designated shall be dissolved and/or liquidated, as applicable, effective as of the Effective Date, without further order the Court, and shall not be reorganized without further order of the Court. After the Effective Date, one or more of the Reorganized Debtors may reincorporate in another jurisdiction in accordance with applicable law.

         2.       Cancellation of Old Common Shares

         As of the Effective Date, by virtue of the Plan and without any action necessary on the part of the holders thereof, except as specified herein, all Old Common Shares issued and outstanding or held in treasury shall be cancelled and retired, the obligations of the Debtors under any agreements governing the Old Common Shares shall be discharged and released, and no consideration will be paid or delivered with respect thereto. Notwithstanding anything in this Plan to the contrary, holders of Old Common Shares shall not be required to surrender their Old Common Shares to the Debtors.

         3.       Certificates of Incorporation and By-laws

         The certificate or articles of incorporation and by-laws of each Debtor shall be amended as necessary to satisfy the provisions of the Plan and the Bankruptcy Code and shall include, among other things, pursuant to section 1123(a)(6) of the Bankruptcy Code, a provision prohibiting the issuance of non-voting equity securities, but only to the extent required by section 1123(a)(6) of the Bankruptcy Code. The amended Certificate of Incorporation and By-laws of Reorganized SLI shall be in substantially the forms attached to the Plan as Exhibits C and D, respectively.

         4.       Issuance of New Common Shares

         On the Effective Date, Reorganized SLI shall issue, in accordance with the terms of the Plan, (a) the New Common Shares for distribution to holders of Allowed Class 3 Secured Lender Claims in accordance with the first sentence of
Article III.C.1 of the Plan, and (b) the New Common Shares for sale to the Investors or holders of Allowed Class 3 Secured Lender Claims, pursuant to the Rights Offering or the Equity Subscription Commitment Letter, in the amount of up to twenty-one percent (21%) of the New Common Shares on a fully diluted basis. Each recipient of any of the New Common Shares under the Plan shall be deemed to be, and shall be, a party to the Shareholder Agreement and bound by the terms thereof as of the Effective Date.

         The issuance and distribution of the New Common Shares to holders of Allowed Secured Lender Claims and the issuance and distribution of beneficial interests in the Litigation Trust shall be exempt from registration under applicable securities laws pursuant to section 1145 of the Bankruptcy Code.

C.       Revolving Credit Facility

         On the Effective Date, the Reorganized Debtors shall enter into the Revolving Credit Facility Agreement with the lenders party thereto on the terms and conditions set forth in Exhibit I to the Plan. The Revolving Credit Facility shall be a senior secured obligation of the Reorganized Debtors.

D.       Directors and Officers

         1. Board of Directors of Reorganized SLI and its Subsidiaries and Affiliates

          On the Effective Date, the term of the current directors of the Debtors shall expire. The initial board of directors of Reorganized SLI shall consist of seven (7) directors, and the initial board of directors of each of the Reorganized Subsidiary Debtors shall consist of [__] directors, each of whom shall be designated by the Investors on a date that is not less than six (6) Business Days prior to the Confirmation Hearing. The Debtors shall file with the Bankruptcy Court notice of the identities of such members on a date that is not less than five (5) Business Days prior to the Confirmation Hearing.

         2. Officers of Reorganized SLI and its Subsidiaries and Affiliates

         The officers of the Reorganized Debtors shall be designated by the Investors on a date that is not less than six (6) Business Days prior to the Confirmation Hearing. The Debtors shall file with the Bankruptcy Court notice of the identities of such members on a date that is not less than five (5) Business Days prior to the Confirmation Hearing.

E.       Employee Retirement and Stock Option Plans; Employee Group Health
         Plans; Etc.

         All employee retirement programs, employee benefit plans, compensation plans, bonus plans, incentive plans, employee stock purchase plans, employee stock option plans and other such plans, programs and arrangements of the Debtors, including programs subject to sections 1114 and 1129(a)(13) of the Bankruptcy Code, entered into before the Petition Date and not since terminated, shall be deemed to be, and shall be treated as though they are, executory contracts that are rejected under Article IX of the Plan, except and to the extent that such plans, programs and arrangements (i) have been previously assumed by an order of the Bankruptcy Court on or before the Confirmation Date,
(ii) constitute "employee pension benefit plans" as defined in Section 3(2)(A) of ERISA which are intended to be qualified under Section 401 of the Internal Revenue Code, or (iii) constitute "employee welfare benefit plans" as defined in
Section 3(1) of ERISA.

F.       Revesting Of Assets; Releases of Liens

         Except as otherwise specified in the Plan, the property of each Debtor's Estate, together with any property of each Debtor that is not property of its Estate and that is not specifically disposed of pursuant to the Plan, excluding Effective Date Cash, shall vest in the applicable Reorganized Debtor on the Effective Date. Thereafter, each Reorganized Debtor may operate its business and may use, acquire, and dispose of property free of any restrictions of the Bankruptcy Code, the Bankruptcy Rules, and the Bankruptcy Court.

         Except as otherwise provided in the Plan, the Confirmation Order or in any contract, instrument, release, or other agreement or document created or assumed in connection with the Plan, on the Effective Date, all mortgages, deeds of trust, Liens, pledges, or other security interests against the property of any Estate shall be fully released and discharged, and all of the right, title, and interest of any holder of such mortgages, deeds of trust, Liens, pledges, or other security interests shall transfer to the Reorganized Debtors and their successors and assigns. Without limiting the generality of the foregoing, each Debtor or Reorganized Debtor may, without application to or approval by the Bankruptcy Court, pay fees that it incurs after the Effective Date for reasonable professional fees and expenses.

G.       Effectuating Documents; Further Transactions

         The Chief Restructuring Officer or any other appropriate officer of SLI or any applicable Debtor, as the case may be, shall be authorized to execute, deliver, file, or record such contracts, instruments, releases, indentures, and other agreements or documents, and take such actions as may be necessary or appropriate to effectuate and further evidence the terms and conditions of the Plan. The secretary or assistant secretary of SLI or any applicable Debtor, as the case may be, shall be authorized to certify or attest to any of the foregoing actions.

H.       Preservation of Rights of Action

         Except as otherwise provided in this Plan or the Confirmation Order, or in any contract, instrument, release, or other agreement entered into in connection with the Plan, in accordance with section 1123(b) of the Bankruptcy Code, the Debtors shall retain the Litigation Rights and transfer certain Litigation Rights on the Effective Date to the Litigation Trust in accordance with Articles VIII and IX hereof, including the rights to enforce, sue on, settle, or compromise (or decline to do any of the foregoing) such Litigation Rights. The substantive consolidation of the Debtors and their Estates pursuant to the Substantive Consolidation Order and Article V hereof shall not, and shall not be deemed to, prejudice the Litigation Rights, which shall survive entry of the Substantive Consolidation Order for the benefit of the Debtors and their Estates, and, upon the occurrence of the Effective Date, for the benefit of the Litigation Trust, as if there had been no substantive consolidation. A non-exclusive list of the Litigation Rights to be transferred to the Litigation Trust will be filed as Exhibit J to the Plan on or before the Confirmation Date. The Proponents have not conducted an investigation into the Litigation Rights.

I.       Special Provisions Regarding Claims Covered by Insurance

         Distributions under the Plan to each holder of an Allowed Insured Claim shall be in accordance with the treatment provided under the Plan for the Class in which such Allowed Insured Claim is classified, but solely to the extent that such Allowed Insured Claim is not satisfied from proceeds payable to the holder under the relevant insurance policy and applicable law. Nothing in this Article V.I (a) shall constitute a waiver of any claim, obligation, suit, judgment, damage, debt, right, cause of action or liability that (i) non-Debtor entity may hold against any other entity, including the Debtors' insurance carriers, or
(ii) the Debtors may hold against any Person, including the Debtors' insurance carriers or (b) is intended to, shall, or shall be deemed to preclude any holder of an Allowed Insured Claim from seeking and/or obtaining a distribution or other recovery from any insurer of the Debtors in addition to any distribution such holder may receive pursuant to the Plan; provided, however, that the Debtors do not waive, and expressly reserve their rights to assert that any insurance coverage is property of the estate to which they are entitled.

         This Plan shall not expand the scope of, or alter in any other way, the insurers' obligations under their policies, and the insurers shall retain any and all defenses to coverage that they may have. The Plan shall not operate as a waiver of any other Claims the insurers have asserted or may assert in Proofs of Claim filed in the Debtors' bankruptcy cases or the Debtors' rights as to those Claims.

J.       Exemption from Certain Transfer Taxes

         Pursuant to section 1146(c) of the Bankruptcy Code, any transfers from a Debtor to a Reorganized Debtor or any other Person or entity pursuant to the Plan in the United States shall not be subject to any document recording tax, stamp tax, conveyance fee, intangibles or similar tax, mortgage tax, stamp act, real estate transfer tax, mortgage recording tax or other similar tax or governmental assessment, and the Confirmation Order shall direct the appropriate state or local governmental officials or agents to forego the collection of any such tax or governmental assessment and to accept for filing and recordation any of the foregoing instruments or other documents without the payment of any such tax or governmental assessment.

K.       Professionals

         On the Effective Date, the Professionals employed by the Debtors during the Chapter 11 Cases may, but shall have no further responsibility or obligation to, act on behalf of, be employed by, or render services to, the Debtors, the Reorganized Debtors or any other party-in-interest in the Chapter 11 Cases, except that Ordinary Course Professionals shall continue to be retained by the Reorganized Debtors.

L.       Escrows

         1.       Administrative Claims Escrow

         On the Effective Date, there shall be created and funded with Effective Date Cash the Administrative Claims Escrow in the amount of the aggregate Administrative Claims Estimate. The Escrow Agent shall (i) segregate and shall not commingle the Cash held therein, (ii) administer the same in accordance with the terms of the Administrative Claims Escrow Agreement, and (iii) pay each Allowed Administrative Claim upon entry of a Final Order allowing such Claim. In the event that the Administrative Claims Escrow lacks sufficient Cash to pay Allowed Administrative Claims and any unpaid reasonable fees and expenses of the Escrow Agent incurred under the Administrative Claims Escrow Agreement, the Investors shall pay to the Escrow Agent within ten (10) days of a written request from the Escrow Agent Cash in the amount necessary to permit the Escrow Agent to do so. In the event that Cash remains in the Administrative Claims Escrow after payment of all Allowed Administrative Claims and any unpaid reasonable fees and expenses of the Escrow Agent incurred under the Administrative Claims Escrow Agreement, such Cash shall be paid to the Investors.

         2.       Professional Fee Escrow

                  On the Effective Date, there shall be created and funded with Effective Date Cash the Professional Fee Escrow in the amount of the aggregate Professional Fee Estimate. The Escrow Agent shall (i) segregate and shall not commingle the Cash held therein, (ii) administer the same in accordance with the terms of the Professional Fee Escrow Agreement, and (iii) pay each Allowed Professional Fee Claim upon entry of a Final Order allowing such Claim. In the event that the Professional Fee Escrow lacks sufficient Cash to pay Allowed Professional Fee Claims and any unpaid reasonable fees and expenses of the Escrow Agent incurred under the Professional Fee Escrow Agreement, the Investors shall pay to the Escrow Agent within ten (10) days of a written request from the Escrow Agent Cash in the amount necessary to permit the Escrow Agent to do so. In the event that Cash remains in the Professional Fee Escrow after payment of all Allowed Professional Fee Claims and any unpaid reasonable fees and expenses of the Escrow Agent incurred under the Professional Fee Escrow Agreement, such Cash shall be paid to the Investors.

                                   ARTICLE VI

                    DESCRIPTION OF SECURITIES AND INSTRUMENTS
                    TO BE ISSUED IN CONNECTION WITH THE PLAN

         On the Effective Date, Reorganized SLI or the Reorganized Debtors, as the case may be, shall issue or reserve for issuance the New Common Shares. A description of the terms of such securities is set forth below.

A.       New Common Shares

         The principal terms of the New Common Shares to be authorized and issued or reserved for issuance by Reorganized SLI pursuant to Article V.B.4 of the Plan shall be as follows:

         Issuer                             Reorganized SLI

         Authorization                      [x] million shares

         Initial Issuance                   [x] million shares

         Par Value                          US$.01 per share

         Voting Rights                      One vote per share

         Conversion Rights                  None

A more complete description of the terms of the New Common Shares appears on Exhibit G hereto.

B.       Rights Offering

         The principal terms of the Rights Offering are set forth on Exhibit H to the Plan.

                                   ARTICLE VII

                       PROVISIONS GOVERNING DISTRIBUTIONS

A.       Distributions for Claims Allowed as of the Effective Date

         Except as otherwise provided herein, including the provisions of
Article VIII of the Plan, or as ordered by the Court, all distributions to be made on account of Claims that are Allowed Claims as of the Effective Date shall be made on the Distribution Date by the Reorganized Debtors. Distributions on account of Claims that first become Allowed Claims after the Effective Date shall be made pursuant to the terms and conditions of Article X of this Plan. Notwithstanding any other provision of the Plan to the contrary, no distribution shall be made on account of any Allowed Claim or portion thereof that (i) has been satisfied after the Petition Date pursuant to an order of the Bankruptcy Court; (ii) is listed in the schedules as contingent, unliquidated, disputed, or in a zero amount, and for which a proof of claim has not been timely filed; or
(iii) is evidenced by a Proof of Claim that has been amended by a subsequently filed Proof of Claim that purports to amend the previously filed Proof of Claim. Regardless of the date on which any distribution of New Common Shares is actually made to a holder of a Claim that becomes an Allowed Claim, such holder shall be deemed to have the rights of a holder as of the Effective Date.

B.       Disbursing Agent

         The Disbursing Agent shall make all distributions required under this Plan, subject to the provisions of Article VIII hereof. If the Disbursing Agent is an independent third party designated to serve in such capacity, such Disbursing Agent shall receive, without further Bankruptcy Court approval, reasonable compensation for distribution services rendered pursuant to the Plan and reimbursement of reasonable out-of-pocket expenses incurred in connection with such services from the entity so designating it as Disbursing Agent. No Disbursing Agent shall be required to give any bond or surety or other security for the performance of its duties unless otherwise ordered by the Bankruptcy Court. The Disbursing Agent shall be authorized and directed to rely upon the Debtors' books and records and the Plan Administrator's or Reorganized Debtors' (as applicable) representatives and professionals in determining Allowed Claims not entitled to distribution under the Plan in accordance with the preceding
Article VII.A.

C.       Delivery of Distributions and Undeliverable or Unclaimed Distributions

         1.       Delivery of Distributions in General

         Distributions to holders of Allowed Claims shall be made by the Disbursing Agent (a) at the addresses set forth on the Proofs of Claim filed by such holders (or at the last known addresses of such holders if no Proof of Claim is filed or if the Debtors have been notified of a change of address), (b) at the addresses set forth in any written notices of address changes delivered to the Disbursing Agent after the date of any related Proof of Claim, (c) at the addresses reflected in the Schedules if no Proof of Claim has been filed and the Disbursing Agent has not received a written notice of a change of address, (d) at the addresses set forth in the other records of the Debtors or the Disbursing Agent at the time of the distribution, or (e) in the case of the holder of a Claim that is governed by an agreement and is administered by an agent or servicer, at the addresses contained in the official records of such agent or servicer.

         2.       Undeliverable and Unclaimed Distributions

         If the distribution to any holder of an Allowed Claim is returned to the Disbursing Agent as undeliverable or is otherwise unclaimed, no further distributions shall be made to such holder unless and until the Disbursing Agent is notified in writing of such holder's then-current address, at which time all missed distributions shall be made to such holder without interest. Amounts in respect of undeliverable distributions made by the Disbursing Agent, shall be returned to the Disbursing Agent until such distributions are claimed. All claims for undeliverable or unclaimed distributions made by the Disbursing Agent must be made on or before the first (1st) anniversary of the Effective Date, after which date (a) all unclaimed property constituting Class 4 distributions shall be paid to the holders of the remaining Allowed Class 4 General Unsecured Claim and (b) all unclaimed property constituting Class 3 distributions shall be distributed to the holders of the remaining Allowed Class 3 Secured Lender Claims, in either case free of any restrictions thereon and the claims of any holder or successor to such holder with respect to such property shall be discharged and forever barred, notwithstanding any federal or state escheat laws to the contrary. Nothing contained in the Plan shall require the Debtors, Reorganized Debtors or any Disbursing Agent to attempt to locate any holder of an Allowed Claim.

D.       Calculation of Distribution Amounts of New Common Shares; Minimum
         Distributions

         No fractional shares of New Common Shares shall be issued or distributed under the Plan or by Reorganized SLI or the Disbursing Agent. Each Person entitled to receive New Common Shares will receive the total number of whole shares to which such Person is entitled. Whenever any distribution to a particular Person would otherwise call for distribution of a fraction of a share of New Common Shares, the actual distribution of shares of such stock shall be rounded to the next higher or lower whole number as follows: (a) fractions one-half (1/2) or greater shall be rounded to the next higher whole number, and
(b) fractions of less than one-half (1/2) shall be rounded to the next lower whole number. No consideration shall be provided in lieu of fractional shares that are rounded down.

         The Disbursing Agent shall not make any Cash payment of less than thirty dollars ($30.00) with respect to any Claim, unless prior to the Effective Date a request therefor is made in writing to the Disbursing Agent.

E.       Record Date For Distributions To Holders Of Secured Lender Claims

         At the close of business on the Distribution Record Date, the transfer records for the Secured Lender Claims shall be closed, and there shall be no further changes in the record holders of the Secured Lender Claims. None of Reorganized SLI, the Disbursing Agent, nor the administrative agent for the Secured Lenders shall have any obligation to recognize any transfer of such Secured Lender Claims occurring after the Distribution Record Date and shall be entitled instead to recognize and deal for all purposes hereunder with only those record holders as of the close of business on the Distribution Record Date.

F.       Prepayment

         Except as otherwise provided in this Plan or in the Confirmation Order, the Debtors or the Disbursing Agent, as the case may be, shall have the right to prepay, without penalty, all or any portion of an Allowed Claim at any time; provided, however, that any such prepayment shall not be violative of, or otherwise prejudice, the relative priorities and parities among the Classes of Claims.

G.       Means of Cash Payment

         Cash payments made pursuant to this Plan shall be in U.S. dollars and shall be made at the option and in the sole discretion of the Reorganized Debtors or the Disbursing Agent, as the case may be, by (i) checks drawn on or
(ii) wire transfers from a domestic bank selected by the Reorganized Debtors or the Disbursing Agent, as the case may be. In the case of foreign creditors, Cash payments may be made, at the option of the Reorganized Debtors or the Disbursing Agent, as the case may be, in such funds and by such means as are necessary or customary in a particular jurisdiction.

H.       Interest on Claims

         Unless otherwise specifically provided for in the Plan or Confirmation Order, or required by applicable bankruptcy law, postpetition interest shall not accrue or be paid on any Claims, and no holder of a Claim shall be entitled to interest accruing on or after the Petition Date on any Claim. Interest shall not accrue or be paid upon any Disputed Claim in respect of the period from the Petition Date to the date a final distribution is made thereon if and after such Disputed Claim becomes an Allowed Claim.

I.       Cancellation of Existing Securities and Agreements

         On the Effective Date, the promissory notes, share certificates and any other instruments or documents evidencing any Claim or Interest, other than a Claim that is being Reinstated and rendered unimpaired, shall be deemed cancelled without further act or action under any applicable agreement, law, regulation, order or rule and the obligations of the Debtors under the agreements, indentures and certificates of designation governing such Claims and Interests, as the case may be, shall be discharged.

J.       Withholding and Reporting Requirements

         In connection with the Plan and all distributions hereunder, the Disbursing Agent shall, to the extent applicable, comply with all withholding and reporting requirements imposed by any federal, state, provincial, local, or foreign taxing authority. All distributions hereunder shall be subject to the withholding and reporting requirements, and the Disbursing Agent shall be authorized to take all actions as may be necessary or appropriate to comply with such requirements.

         Notwithstanding any other provision of the Plan, (i) each holder of an Allowed Claim that is to receive a distribution of New Common Shares pursuant to the Plan shall have sole and exclusive responsibility for the satisfaction and payment of any tax obligation imposed by any governmental unit, including income, withholding and other tax obligations on account of such distribution, and (ii) no distribution shall be made to, or on behalf of, such holder pursuant to the Plan unless and until such holder has made arrangements satisfactory to the Disbursing Agent for the payment and satisfaction of such tax obligations. Any New Common Shares to be distributed pursuant to the Plan shall, pending the implementation of such arrangements, be treated as an undeliverable distribution pursuant to Article VII.C.2 hereof.

K.       Setoffs

         The Reorganized Debtors may, but shall not be required to, set off against any Claim and the payments or other distributions to be made under the Plan on account of the Claim, claims of any nature whatsoever that the Debtors or Reorganized Debtors may have against the holder thereof, provided, that any such right of setoff that is exercised shall be allocated, first, to the principal amount of the related Claim, and thereafter to any interest portion thereof, but neither the failure to do so nor the allowance of any Claim hereunder shall constitute a waiver or release by the Reorganized Debtors of any such claim that the Debtors or the Reorganized Debtors may have against such holder.

                                  ARTICLE VIII

                                LITIGATION TRUST

A.       The Litigation Trust

         The prosecution of claims and causes of action of the Estates, the management of the assets contributed to the Litigation Trust, including without limitation the Class 4 Fund, and the distribution made in respect of the same shall be conducted by the Plan Administrator pursuant to the terms of the Litigation Plan Administrator Agreement. The Trust Advisory Board shall oversee the actions of the Plan Administrator. The Plan Administrator shall act as trustee and a fiduciary in respect of the Litigation Trust and shall have the rights and duties described herein and in the Litigation Trust Agreement. To the extent of any conflict between the provisions of the Plan and the terms of the Litigation Trust Agreement, the terms of the Plan shall govern.

B.       Transfer of Trust Assets to the Litigation Trust

         On the Effective Date, the Debtors shall transfer and shall be deemed to have irrevocably transferred to the Litigation Trust, for and on behalf of the beneficiaries of the Litigation Trust, the Preference Litigation Trust Assets and the Other Litigation Trust Assets, subject to the obligation of the Litigation Trust to pay the Preference Litigation Reimbursement Obligation and the Other Litigation Reimbursement Obligation as set forth in Article VIII.E below. On the Effective Date, the Plan Administrator shall succeed to all of the rights and privileges of the Debtors in respect of the Preference Litigation Trust Assets and the Other Litigation Trust Assets, shall be deemed to be a successor of the Debtors for such purposes and shall enter into such joint defense/prosecution agreements with the Reorganized Debtors as shall be mutually agreed.

C.       The Litigation Trust Agreement

         Without any further action of the directors or shareholders of the Debtors, on the Effective Date, the Litigation Trust Agreement, substantially in the form of Exhibit F hereto, shall become effective. The Plan Administrator shall have full authority to take any steps necessary to administer the Litigation Trust Agreement, including, without limitation, the duty and obligation to liquidate Preference Litigation Trust Assets and Other Litigation Trust Assets, to investigate, pursue and settle all causes of action of the Debtors' estates for recovery of preferences under 11 U.S.C. ss.ss. 547 and/or 550 and to make distributions therefrom to the holders of Allowed Claims in accordance with the Plan.

         The Plan Administrator may retain such law firms, accounting firms, experts, advisors, consultants, investigators, appraisers, auctioneers or other professionals as it may deem necessary, which professionals may include the Creditors' Committee's professionals (collectively, the "Litigation Trust Professionals"), subject to the reasonable acceptance by the Creditors' Committee, to aid in the performance of its responsibilities pursuant to the terms of this Plan including, without limitation, the investigation and pursuit of preference actions and the liquidation and distribution of Preference Litigation Trust Assets and Other Litigation Trust Assets. The Plan Administrator shall be authorized to appoint the Disbursing Agent, subject to the reasonable acceptance by the Creditors' Committee, and delegate to the Disbursing Agent the duty to make distributions to Allowed Claims under the Plan, in each case with the prior written consent of the Investors.

D.       Funding of the Litigation Trust

         On the Effective Date, the Litigation Trust shall be funded from Effective Date Cash with (i) the Preference Litigation Expense Advance by delivery to the Plan Administrator of $75,000 to be used by the Plan Administrator in respect of Preference Litigation Trust Assets consistent with the purpose of the Litigation Trust and subject to the terms and conditions of this Plan and the Litigation Trust Agreement; (ii) the Other Litigation Expense Advance by delivery to the Plan Administrator of $150,000 to be used by the Plan Administrator in respect of Other Litigation Trust Assets consistent with the purpose of the Litigation Trust and subject to the terms and conditions of this Plan and the Litigation Trust Agreement; and (iii) the Class 4 Fund by delivery to the Plan Administrator of the Class 4 Fund.

E.       Reimbursement Obligations

         1.       Preference Litigation Reimbursement Obligation

         Immediately upon receipt of the first proceeds on account of Preference Litigation Trust Assets by the Litigation Trust, the Plan Administrator shall pay the Preference Litigation Reimbursement Obligation to the Reorganized Debtors or the Secured Lenders, as the case may be, until such time as the Preference Litigation Reimbursement Obligation is paid in full.

         2.       Other Litigation Reimbursement Obligation

         Immediately upon receipt of the first proceeds on account of Other Litigation Trust Assets by the Litigation Trust, the Plan Administrator shall pay the Other Litigation Reimbursement Obligation to the Reorganized Debtors or the Secured Lenders, as the case may be, until such time as the Other Litigation Reimbursement Obligation is paid in full.

F.       Distributions of Trust Assets

         1.       Preference Litigation Trust Assets

         The Plan Administrator or Disbursing Agent, as the case may be, shall make distributions of the proceeds received by the Litigation Trust on account of Preference Litigation Trust Assets as follows: first, to pay the Preference Litigation Reimbursement Obligation, second, to pay the Preference Litigation Trust Expenses, and third, fifty percent (50%) to the holders of Allowed Class 4 General Unsecured Claims on a Pro Rata basis and fifty percent (50%) to the holders of Allowed Class 3 Secured Lender Claims on a Pro Rata basis. Such distributions shall be made at the times and in the manner set forth in the Litigation Trust Agreement.

         2.       Other Litigation Trust Assets

         The Plan Administrator or Disbursing Agent, as the case may be, shall make distributions of the proceeds received by the Litigation Trust on account of Other Litigation Trust Assets as follows: first, to pay the Other Litigation Reimbursement Obligation, second, to pay the Other Litigation Trust Expenses, and third, twenty-five percent (25%) to the holders of Allowed Class 4 General Unsecured Claims on a Pro Rata basis and seventy-five percent (75%) to the holders of Allowed Class 3 Secured Lender Claims on a Pro Rata basis. Such distributions shall be made at the times and in the manner set forth in the Litigation Trust Agreement.

                                   ARTICLE IX

                        TREATMENT OF EXECUTORY CONTRACTS
                              AND UNEXPIRED LEASES

A.       Assumed and Rejected Contracts and Leases

         Except as otherwise provided in the Plan, or in any contract, instrument, release, or other agreement or document entered into in connection with the Plan, each of the executory contracts and unexpired leases to which any Debtor is a party shall be deemed automatically assumed by the applicable Debtor as of the Effective Date, unless such contract or lease (i) previously has been assumed or rejected by the Debtors, (ii) expired or terminated pursuant to its own terms,(iii) is the subject of a motion to assume or reject pending before the Bankruptcy Court as of the Confirmation Date, or (iv) is identified in the Plan or in Exhibit B hereto as executory contracts or unexpired leases to be rejected under the Plan; provided, however, that nothing contained in this Plan shall constitute an admission by any Debtor that any such contract or lease is an executory contract or unexpired lease or that any Debtor or its successors and assigns has any liability thereunder; and, provided further, that the Debtors reserve their right, at any time before the Confirmation Date, to amend Exhibit B to add thereto or delete therefrom an executory contract or unexpired lease. The Confirmation Order shall constitute an order of the Court approving the assumptions and rejections described in this Article IX, pursuant to section 365 of the Bankruptcy Code, as of the Effective Date.

B.       Payments Related to Assumption of Executory Contracts and Unexpired
         Leases

         Any monetary amounts by which each executory contract and unexpired lease to be assumed under the Plan may be in default shall be satisfied, under section 365(b)(1) of the Bankruptcy Code, at the option of the Debtor party to the contract or lease or the assignee of such Debtor party assuming such contract or lease, by Cure. In the event of a dispute regarding (i) the nature or the amount of any Cure, (ii) the ability of any Reorganized Debtor or any assignee, as the case may be, to provide "adequate assurance of future performance" (within the meaning of section 365 of the Bankruptcy Code) under the contract or lease to be assumed, or (iii) any other matter pertaining to assumption, Cure shall occur following the entry of a Final Order of the Court resolving the dispute and approving the assumption and, as the case may be, assignment.

C.       Rejection Damages Bar Date

         If the rejection of an executory contract or unexpired lease pursuant to Article IX.A above gives rise to a Claim by the other party or parties to such contract or lease, such Claim shall be forever barred and shall not be enforceable against the applicable Debtor or Reorganized Debtor or their respective successors or properties unless a proof of claim is filed with the Bankruptcy Court and served on counsel for the Plan Proponents within thirty
(30) days after service of the earlier of (a) notice of entry of the Confirmation Order, or (b) other notice that the executory contract or unexpired lease has been rejected.

                                    ARTICLE X

                       PROCEDURES FOR RESOLVING DISPUTED,
                       CONTINGENT, AND UNLIQUIDATED CLAIMS

A.       Objection Deadline; Prosecution of Objections

         Except as set forth in the Plan with respect to Professional Fee Claims and Administrative Claims, all objections to Claims must be filed and served on the holders of such Claims by the Claims Objection Deadline. If an objection has not been filed to a Proof of Claim or a scheduled Claim by the Claims Objection Deadline, as the same may be extended by order of the Court, the Claim to which the Proof of Claim or scheduled Claim relates will be treated as an Allowed Claim if such Claim has not been allowed earlier. Notice of any motion for an order extending the Claims Objection Deadline shall be required to be given only to those persons or entities that have requested notice in the Chapter 11 Cases.


         After the Confirmation Date, the Reorganized Debtors will have the exclusive authority to file objections, settle, compromise, withdraw or litigate to judgment objections to Claims. From and after the Effective Date, the Reorganized Debtors may settle or compromise any Disputed Claim without approval of the Bankruptcy Court. Nothing contained herein, however, shall limit the Reorganized Debtors' right to object to Claims, if any, filed or amended after the Effective Date.

B.       No Distributions Pending Allowance

         Notwithstanding any other provision of the Plan or the Litigation Trust Agreement, no payments or distributions shall be made with respect to all or any portion of a Disputed Claim unless and until all objections to such Disputed Claim have been settled or withdrawn or have been determined by Final Order, and the Disputed Claim, or some portion thereof, has become an Allowed Claim. To the extent that a Claim is not a Disputed Claim but is held by a holder that is or may be liable to the Litigation Trust on account of a Preference Litigation Trust Asset or Other Litigation Trust Asset, no payments or distributions shall be made with respect to all or any portion of such Claim unless and until such Claim and liability have been settled or withdrawn or have been determined by Final Order.

         On each Quarterly Distribution Date, the applicable Disbursing Agent on behalf of the Reorganized Debtors or, as to Class 4 General Unsecured Claims only, the Plan Administrator will make distributions (a) on account of any Disputed Claim that has become an Allowed Claim during the preceding calendar quarter and (b) on account of previously Allowed Claims, from the Disputed Claim reserves, of property that would have been distributed to such Claim holders on the dates distributions previously were made to holders of Allowed Claims had the Disputed Claims that have become Allowed Claims been Allowed on such dates. Such distributions will be made pursuant to the provisions of the Plan governing the applicable Class.

C.       Disputed Claims Reserves

         Prior to making any distributions to holders of Allowed Class 4 Claims, the Plan Administrator shall establish appropriate reserves for Disputed Claims in Class 4, to withhold from any such distributions 100% of distributions to which holders of Disputed Claims in Class 4 would be entitled under the Plan as of such date if such Disputed Claims in Class 4 were Allowed Claims in their Disputed Claim Amount. The amount fixed for the reserve for a Disputed Claim shall be not less than 25% and not more than 75% of the Pro Rata Share of the Face Amount to which the holder of a Disputed Claim would be entitled under the Plan if such holder's Disputed Claim were an Allowed Claim; provided, however, that the Plan Administrator shall have the right to seek and obtain a Court order estimating Disputed Claims or approving proposed reserve amounts on account of Disputed Claims. The Plan Administrator shall have the right to periodically adjust the amount fixed for reserves on account of Disputed Claims to the lesser of (i) the Face Amount of such Disputed Claims, or (ii) the unpaid portion thereof.

                                   ARTICLE XI

                      CONDITIONS PRECEDENT TO CONFIRMATION
                          AND CONSUMMATION OF THE PLAN

A.       Conditions to Confirmation

         The following are conditions precedent to confirmation of the Plan:

         1. The Court shall have entered an order approving the Disclosure Statement as containing adequate information within the meaning of section 1125 of the Bankruptcy Code.

         2. The Substantive Consolidation Order, which may be the Confirmation Order, shall be in form and substance reasonably acceptable to the Debtors, the Creditors' Committee and the Investors and shall have been entered by the Court prior to or contemporaneously with the Confirmation Order.

         3. The proposed Confirmation Order shall be in form and substance acceptable to the the Plan Proponents and the Investors.

B.       Conditions to Effective Date

         The following are conditions precedent to the occurrence of the Effective Date, each of which must be satisfied or waived in accordance with
Article XI.C hereof:

         1. The Confirmation Order shall have been entered on the docket in the Chapter 11 Cases, its operation and effect shall not have been stayed, reversed or amended, and it shall be in form and substance satisfactory to the Plan Proponents and the Investors.

         2. The Confirmation Order shall have become a Final Order.

         3. The Confirmation Order shall:

         (a) provide that the Debtors (with the prior written consent of the Investors) and the Reorganized Debtors are authorized and directed to (i) take all actions and (ii) enter into, implement and consummate all contracts, instruments, releases, agreements or other documents, in each case necessary or appropriate to implement the Plan or effectuate, achieve or further the purposes thereof;

         (b) provide that the discharge, releases, exculpations, indemnifications and injunctions described in Article XIII of the Plan are approved;

         (c) authorize the issuance of the New Common Shares; and

         (d) provide that the New Common Shares and the beneficial interests in the Litigation Trust issued and distributed under the Plan in exchange for Claims against the Debtors are exempt from registration under the Securities Act of 1933 pursuant to section 1145 of the Bankruptcy Code.

         4. All Plan exhibits shall be in form and substance reasonably acceptable to the Debtors, the Creditors' Committee and the Investors, and the Shareholder Agreement and the Litigation Trust Agreement shall have been executed or deemed to be executed and delivered.

         5. The Reorganized Debtors shall have entered into the Revolving Credit Facility Agreement, and the conditions precedent thereto shall have been satisfied or waived.

         6. The New Common Shares shall have been issued in accordance with the Plan.

         7. The Certificate of Incorporation of Reorganized SLI shall have been
(i) adopted substantially in the form set forth on Exhibit C hereto, and (ii) filed with the appropriate state governmental office or agency in which SLI is incorporated.

         8. The By-laws of Reorganized SLI shall have been adopted substantially in the form set forth on Exhibit D hereto.

         9. All actions, documents and agreements necessary to implement the Plan shall have been effected or executed.

         10. All fees and expenses of the Investors referred to in the definition of "Administrative Claim" in Section 1.1 of Article I.B of the Plan shall have been paid in Cash in full.

         11. The Class 4 Fund, the $75,000 and $150,000 payments to the Litigation Trust described in Articles III.C.2 and VIII.D of the Plan shall have been paid or funded in Cash in full.

         12. The Administrative Claims Escrow and the Professional Fee Escrow shall have been funded in Cash in full.

         13. The DIP Facility Claims shall have been paid in Cash in full.

C.       Waiver of Conditions

         Each of the conditions to the Effective Date, set forth in Article XI.B of the Plan, except the conditions stated in Article XI.B.1, B.11, B.12 and B.13, may be waived in whole or in part jointly by the Investors, the Creditors' Committee and the Debtors without any other notice to parties-in-interest or the Bankruptcy Court. The failure to satisfy or waive any condition to the Effective Date may be asserted jointly by the Investors, the Creditors' Committee and the Debtors regardless of the circumstances giving rise to the failure of such condition to be satisfied (including any action or inaction by the Investors, the Creditors' Committee or the Debtors). The failure of the Investors, the Creditors' Committee and the Debtors to exercise any of the foregoing rights shall not be deemed a waiver of any other rights, and each such right shall be deemed an ongoing right that may be asserted at any time.


                                   ARTICLE XII

                            RETENTION OF JURISDICTION

         Under sections 105(a) and 1142 of the Bankruptcy Code, and notwithstanding entry of the Confirmation Order, substantial consummation of the Plan and occurrence of the Effective Date, the Court shall retain exclusive jurisdiction over all matters arising out of, and related to, the Chapter 11 Cases and the Plan to the fullest extent permitted by law, including, among other things, jurisdiction to:

         A. Allow, disallow, determine, liquidate, classify, estimate, or establish the priority or secured or unsecured status of any Claim or Interest, including the resolution of any request for payment of any Administrative Claim and the resolution of any objections to the allowance or priority of Claims or Interests;

         B. Hear and determine all applications for compensation and reimbursement of expenses of Professionals under the Plan or under sections 330, 331, 503(b), 1103, and 1129(a)(4) of the Bankruptcy Code; provided, however, that from and after the Effective Date the payment of the fees and expenses of the retained Professionals of the Debtors or Reorganized Debtors shall be made in the ordinary course of business and shall not be subject to the approval of the Court;

         C. Hear and determine all matters with respect to the assumption or rejection of any executory contract or unexpired lease to which a Debtor is a party or with respect to which a Debtor may be liable, including, if necessary, the nature or amount of any Cure or the liquidation or allowance of any Claims arising therefrom;

         D. Effectuate performance of and payments under the provisions of the Plan;

         E. Hear and determine any and all adversary proceedings, motions, applications, and contested or litigated matters arising out of, under, or related to, the Chapter 11 Cases, the Plan, or the Litigation Trust Agreement;

         F. Enter such orders as may be necessary or appropriate to execute, implement, or consummate the provisions of the Plan and all contracts, instruments, releases, and other agreements or documents created in connection with the Plan, the Disclosure Statement, or the Confirmation Order;

         G. Hear and determine disputes arising in connection with the interpretation, implementation, consummation, or enforcement of the Plan, including disputes arising under agreements, documents, or instruments executed in connection with the Plan;

         H. Consider any modifications of the Plan, cure any defect or omission, or reconcile any inconsistency in any order of the Court, including, without limitation, the Confirmation Order;

         I. Issue injunctions, enter and implement other orders, or take such other actions as may be necessary or appropriate to restrain interference by any entity with implementation, consummation, or enforcement of the Plan or the Confirmation Order;

         J. Enter and implement such orders as may be necessary or appropriate if the Confirmation Order is for any reason reversed, stayed, revoked, modified, or vacated;

         K. Hear and determine any matters arising in connection with or relating to the Plan, the Disclosure Statement, the Confirmation Order, or any contract, instrument, release, or other agreement or document created in connection with the Plan, the Disclosure Statement, or the Confirmation Order;

         L. Enforce all orders, judgments, injunctions, releases, exculpations, indemnifications, and rulings entered in connection with the Chapter 11 Cases;

         M. Except as otherwise limited herein, recover all assets of the Debtors and property of the Estates, wherever located;

         N Hear and determine matters concerning state, local, and federal taxes in accordance with sections 346, 505, and 1146 of the Bankruptcy Code;

         O. Hear and determine all matters related to the property of the Estates from and after the Confirmation Date;

         P. Hear and determine any causes of action constituting a Preference Litigation Trust Asset, and non-exclusive jurisdiction to hear and determine any cause of action constituting an Other Litigation Trust Asset or Other Litigation Right;

         Q. To hear and determine all disputes involving the existence, nature, or scope of the Debtors' discharge;

         R. Hear and determine such other matters as may be provided in the Confirmation Order or as may be authorized under, or not inconsistent with, provisions of the Bankruptcy Code; and

         S. Enter a final decree closing the Chapter 11 Cases.

                                  ARTICLE XIII

                             EFFECTS OF CONFIRMATION

A.       Binding Effect

         The Plan shall be binding upon and inure to the benefit of the Debtors, all present and former holders of Claims and Interests, whether or not such holders will receive or retain any property or interest in property under the Plan, and their respective successors and assigns, including, but not limited to, the Reorganized Debtors and all other parties-in-interest in the Chapter 11 Cases.

B.       Discharge of the Debtors

         Except as otherwise provided herein or in the Confirmation Order, all consideration distributed under the Plan shall be in exchange for, and in complete satisfaction, settlement, discharge, and release of, all Claims of any nature whatsoever against the Debtors or any of their assets or properties, and regardless of whether any property shall have been distributed or retained pursuant to the Plan on account of such Claims, upon the Effective Date, the Debtors, and each of them, shall (i) be deemed discharged and released under section 1141(d)(1)(A) of the Bankruptcy Code from any and all Claims, including, but not limited to, demands and liabilities that arose before the Confirmation Date, and all debts of the kind specified in sections 502(g), 502(h) or 502(i) of the Bankruptcy Code, whether or not (a) a Proof of Claim based upon such debt is filed or deemed filed under section 501 of the Bankruptcy Code, (b) a Claim based upon such debt is Allowed under section 502 of the Bankruptcy Code, or (c) the holder of a Claim based upon such debt accepted the Plan, and (ii) terminate all Interests.

         As of the Confirmation Date, except as provided in the Plan or the Confirmation Order, all entities shall be precluded from asserting against the Debtors or the Reorganized Debtors, any other or further claims, debts, rights, causes of action, liabilities or equity interests relating to the Debtors based upon any act, omission, transaction or other activity of any nature that occurred prior to the Confirmation Date. In accordance with the foregoing, except as provided in the Plan or the Confirmation Order, the Confirmation Order shall be a judicial determination of discharge of all such Claims and other debts and liabilities against the Debtors and termination of all Interests, pursuant to sections 524 and 1141 of the Bankruptcy Code, and such discharge shall void any judgment obtained against the Debtors at any time, to the extent that such judgment relates to a discharged Claim or terminated Interest.

C.       Injunction

         Except as provided in the Plan or the Confirmation Order, as of the Confirmation Date, all entities that have held, currently hold, or may hold a Claim or other debt or liability that is discharged, or an Interest or other right of an equity security holder that is terminated pursuant to the terms of the Plan, are permanently enjoined from taking any of the following actions against the Debtors, Reorganized Debtors or their property on account of any such discharged Claims, debts or liabilities or terminated Interests or rights:
(i) commencing or continuing, in any manner or in any place, any action or other proceeding; (ii) enforcing, attaching, collecting or recovering in any manner any judgment, award, decree or order; (iii) creating, perfecting or enforcing any lien or encumbrance; (iv) asserting a setoff, right of subrogation or recoupment of any kind against any debt, liability or obligation due to the Debtors, except as provided in Article VII.K of the Plan; and (v) commencing or continuing any action, in any manner, in any place that does not comply with or is inconsistent with the provisions of the Plan.

         As of the Effective Date, all entities that have held, currently hold or may hold a Claim, demand, debt, right, cause of action or liability that is released pursuant to Article XIII of this Plan are permanently enjoined from taking any of the following actions on account of such released Claims, obligations, suits, judgments, damages, demands, debts, rights, causes of action or liabilities: (i) commencing or continuing in any manner any action or other proceeding; (ii) enforcing, attaching, collecting or recovering in any manner any judgment, award, decree or order; (iii) creating, perfecting or enforcing any lien or encumbrance: (iv) asserting a setoff, right of subrogation or recoupment of any kind against any debt, liability or obligation due to any released entity; and (v) commencing or continuing any action, in any manner, in any place that does not comply with or is inconsistent with the provisions of the Plan.

         By accepting distribution pursuant to the Plan, each holder of an Allowed Claim or Allowed Interest receiving distributions pursuant to the Plan will be deemed to have specifically consented to the injunctions set forth in this Article XIII.C.

D.       Releases And Satisfaction Of Subordination Rights

         All Claims against the Debtors and all rights and claims between or among Claim holders relating in any manner whatsoever to Claims against the Debtors, based upon any claimed subordination rights, shall be deemed satisfied by the distributions under, described in, contemplated by, and/or implemented under the Plan to Claim holders having such subordination rights, and such subordination rights shall be deemed waived, released, discharged and terminated as of the Effective Date. Distributions under, described in, contemplated by, and/or implemented by this Plan to the various Classes of Claims hereunder shall not be subject to levy, garnishment, attachment, or like legal process by any Claim holder by reason of any claimed subordination rights or otherwise, so that each Claim holder shall have and receive the benefit of the distributions in the manner set forth in the Plan.

E.       Debtor Releases

         As of the Effective Date, for good and valuable consideration, the adequacy of which is hereby confirmed, the Debtors and Reorganized Debtors will be deemed to forever release, waive and discharge all claims, obligations, suits, judgments, damages, demands, debts, rights, causes of action and liabilities whatsoever in connection with or related to the Debtors and the Subsidiaries, the Chapter 11 Case or the Plan (other than the rights of the Debtors or Reorganized Debtors to enforce the Plan and the contracts, instruments, releases, indentures, and other agreements or documents delivered thereunder) whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforseen, then existing or thereafter arising, in law, equity or otherwise that are based in whole or part on any act, omission, transaction, event or other occurrence taking place on or prior to the Effective Date in any way relating to the Debtors, the Reorganized Debtors or their Subsidiaries, the Chapter 11 Cases or the Plan, and that may be asserted by or on behalf of the Debtors or their Estates or the Reorganized Debtors against (i) those persons serving as directors, officers, employees, agents and professionals of the Debtors or their Subsidiaries on or after the Petition Date, (ii) the Creditors' Committee, its members or professionals, in such capacities, or (iii) the Investors, or their directors, officers, employees, agents or professionals; provided, however, that such release, waiver or discharge shall not extend to actions or omissions that (w) are the result of fraud, self-dealing, gross negligence or willful misconduct, (x) constitute claims or causes of action covered by applicable insurance, but only to the extent of such insurance, (y) constitute claims or causes of action for which such persons would not be entitled to indemnity, contribution or reimbursement from the Debtors, the Reorganized Debtors, or any non-Debtor subsidiary, or (z) constitute claims or causes of action against such persons arising under or which may be asserted pursuant to Bankruptcy Code sections 544, 547, 548 or 550. Nothing herein shall however preclude the Debtors or their successors from asserting any claims or causes of action, including claims or causes of action released under this section, for the purposes of reducing or otherwise offsetting any claim asserted by a party released hereunder.

F.       Other Releases - M Capital, LLC and Affiliates

         As of the Effective Date, the Debtors and Reorganized Debtors shall be deemed to forever release, waive and discharge M Capital, LLC and M-Lite, LLC and their respective affiliates and partners, of and from any and all claims arising out of or in connection with the ML Sale and the ML Sale Documents.

G.       Indemnification Obligations

         1.       Prepetition Indemnification Obligations - Third Parties

         Indemnification Obligations owed to any present or former professionals or advisors of the Debtors arising out of acts that occurred prior to the Petition Date, including, without limitation, accountants, auditors, financial consultants, underwriters, or attorneys, shall be deemed to be, and shall be treated as though they are, executory obligations or contracts with the Debtors that are deemed rejected pursuant to Bankruptcy Code section 365 under this Plan on the Effective Date.

         2.       Indemnification of Debtors' Directors and Officers

         Indemnification obligations to present and former officers and directors arising out of acts that occurred prior to the Petition Date shall be deemed to be, and shall be treated as though they are, executory obligations or contracts with the Debtors that are deemed rejected pursuant to Bankruptcy Code section 365 under this Plan on the Effective Date. Indemnification obligations to present and former officers and directors arising out of acts that occurred from or after the Petition Date through the Effective Date shall not be assumed by the Reorganized Debtors and the Claims arising from such obligations shall have such status, Administrative or otherwise, as determined by the Court. The Reorganized Debtors shall provide standard and customary indemnification for all officers and directors who are employed or serve, as the case may be, after the Effective Date for all actions or events occurring after the Petition Date.

H.       Exculpation and Limitation of Liability

         Neither the Debtors, the Reorganized Debtors, the Creditors' Committee, the Investors, nor any of their respective present or former members, officers, directors, employees, advisors, attorneys, affiliates or agents, who served in such capacities after the Petition Date, shall have or incur any liability to any holder of a Claim or an Interest, or any other party in interest, or any of their respective agents, employees, representatives, financial advisors, attorneys, or affiliates, or any of their successors or assigns, for any post-Petition Date act or omission in connection with, relating to, or arising out of, the Chapter 11 Cases, the pursuit of confirmation of the Plan, the consummation of the Plan, or the administration of the Plan or the property to be distributed under the Plan, except for an act or omission that constitutes fraud, breach of duty of loyalty, willful misconduct or gross negligence; provided, however, that nothing herein shall affect any Person's obligations under the Plan nor shall anything herein preclude any party in interest from enforcing the terms of the Plan.

         Notwithstanding any other provision of this Plan, no holder of a Claim or Interest, no other party in interest, none of their respective agents, employees, representatives, financial advisors, attorneys, or affiliates, and no successors or assigns of the foregoing, shall have any right of action against the Debtors, the Reorganized Debtors, the Creditors' Committee, the Investors, or any of their respective present or former members, officers, directors, employees, advisors, attorneys, affiliates or agents, who served in such capacities after the Petition Date, for any post-Petition Date act or omission in connection with, relating to, or arising out of, the Chapter 11 Cases, the pursuit of confirmation of the Plan, the consummation of the Plan, or the administration of the Plan or the property to be distributed under the Plan, except for an act or omission that constitutes fraud, breach of duty of loyalty, willful misconduct or gross negligence; provided, however, that nothing herein shall affect any Person's obligations under the Plan nor shall anything herein preclude any party in interest from enforcing the terms of the Plan.


                                   ARTICLE XIV

                            MISCELLANEOUS PROVISIONS

A.       Bar Dates for Certain Claims

         1.       Administrative Claims

           All requests for payment of an Administrative Claim (other than as set forth in Article XIV.A.2 of this Plan) must be filed with the Court and served on counsel for the Debtors and counsel for the Creditors' Committee by the Administrative Claims Bar Date, which shall be no later than sixty (60) calender days after the Confirmation Date. Unless the Plan Administrator objects to an Administrative Claim by the Administrative Claims Objection Deadline, which shall be no later than sixty (60) Business Days from the Administrative Claims Bar Date, such Administrative Claim shall be deemed allowed in the amount requested. Notwithstanding the foregoing, no request for payment of an Administrative Claim need be filed with respect to an Administrative Claim which is paid or payable by a Debtor in the ordinary course of business. From and after the Effective Date, the Plan Administrator shall have the authority to file objections, settle, compromise, withdraw or litigate to judgment objections to requests for payment of Administrative Claims without approval of the Bankruptcy Court.

         2.       Professional Fee Claims

         All final requests for compensation or reimbursement of Professional Fees pursuant to sections 327, 328, 330, 331, 503(b) or 1103 of the Bankruptcy Code for services rendered to the Debtors or the Creditors' Committee prior to the Effective Date and Substantial Contribution Claims under section 503(b)(4) of the Bankruptcy Code must be filed and served on the Reorganized Debtors and their counsel no later than sixty (60) days after the Confirmation Date, unless otherwise ordered by the Court. Objections to applications of such Professionals or other entities for compensation or reimbursement of expenses must be filed and served only on the Reorganized Debtors and their counsel, the Office of the United States Trustee, those parties that have filed notices of appearance or requests for notices in these cases, and the requesting Professional or other entity no later than sixty (60) days (or such longer period as may be allowed by order of the Court) after the date on which the applicable application for compensation or reimbursement was served.

B.       Modifications and Amendments

         With the prior written consent of the Investors, the Plan Proponents may alter, amend, or modify the Plan or any Exhibits thereto under section 1127(a) of the Bankruptcy Code at any time prior to the Confirmation Date. After the Confirmation Date and prior to substantial consummation of the Plan as defined in section 1101(2) of the Bankruptcy Code, the Debtors may, with the prior written consent of the Investors, under section 1127(b) of the Bankruptcy Code, institute proceedings in the Court to remedy any defect or omission or reconcile any inconsistencies in the Plan, the Disclosure Statement, or the Confirmation Order, and such matters as may be necessary to carry out the purpose and effect of the Plan so long as such proceedings do not adversely affect the treatment of holders of Claims under the Plan; provided, however, that prior notice of such proceedings shall be served in accordance with the Bankruptcy Rules or order of the Court. Notwithstanding the foregoing, any modification or amendment of the Plan that affects Class 4 General Unsecured Claims, the Plan Administrator or the Litigation Trust shall require the prior written consent of the Creditors' Committee, which consent shall not unreasonably be withheld.

C.       Non-Severability of Plan Provisions

         If, prior to Confirmation, any term or provision of the Plan is held by the Court to be invalid, void or unenforceable, then this Plan shall be invalid and unenforceable in its entirety, and no term or provision of the Plan shall be valid or enforceable.

D.       Successors and Assigns

         The rights, benefits, and obligations of any Person named or referred to in the Plan shall be binding on, and shall inure to the benefit of, any heir, executor, administrator, successor or assign of that Person.

E.       Settlement Authority

         Pursuant to Fed. R. Bankr. P. 9019(a), the Debtors, Reorganized Debtors, or Plan Administrator may compromise and settle various Claims (i) against them and (ii) that they have against other Persons. After the Effective Date, the Reorganized Debtors expressly reserve the right (with Court approval, following appropriate notice and opportunity for a hearing) to compromise and settle Claims against them that would result in any new Allowed Class or Claim and claims that they may have against other Persons up to and including the Effective Date and, with the consent of the Plan Administrator in the case of any such compromise or settlement that would result in any new Allowed Class or Claim constituting a Class 4 General Unsecured Claim.

F.       Payment of Statutory Fees

         All fees payable under 28 U.S.C. ss. 1930, as determined by the Court at the Confirmation Hearing, shall be paid on or before the Effective Date.

G.       Revocation, Withdrawal, or Non-Consummation

         Each Plan Proponent reserves the right to revoke or withdraw the Plan as to any or all of the Debtors prior to the Confirmation Date and to file subsequent plans. If any Plan Proponent revokes or withdraws the Plan as to any or all of the Debtors, or if Confirmation or consummation of the Plan as to any or all of the Debtors does not occur, then, with respect to such Debtors, (a) the Plan shall be null and void in all respects, (b) any settlement or compromise embodied in the Plan (including the fixing or limiting to an amount certain any Claim or Class of Claims), assumption or rejection of executory contracts or leases effected by the Plan, and any document or agreement executed pursuant to the Plan, shall be deemed null and void, and (c) nothing contained in the Plan, and no acts taken in preparation for consummation of the Plan, shall (i) constitute or be deemed to constitute a waiver or release of any Claims by or against, or any Interests in, such Debtors or any other Person,
(ii) prejudice in any manner the rights of such Debtors or any other Person, or
(iii) constitute an admission of any sort by such Debtors or any other Person.

H.       Service of Documents

         Any notice, request, or demand required or permitted to be made or provided to or upon a Debtor or Reorganized Debtor under the Plan shall be (a) in writing, (b) served by (i) certified mail, return receipt requested, (ii) hand delivery, (iii) overnight delivery service, (iv) first class mail, or (v) facsimile transmission, (c) deemed to have been duly given or made when actually delivered or, in the case of notice by facsimile transmission, when received and telephonically confirmed, and (d) addressed as follows:

The Debtors

SLI, Inc.
500 Chapman Street
Canton, Massachusetts 02021
Att'n:    Raymond E. Dombrowski, Jr.
          Chief Restructuring Officer
Telephone:  (781) 828-2948
Facsimile:  (781) 828-2012

with a copy to:

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
One Rodney Square
P.O. Box 636
Wilmington, Delaware  19899-0636
Att'n:     Gregg M. Galardi, Esq.
           Robert A. Weber, Esq.
           Megan E. Cleghorn, Esq.
Telephone:  (302) 651-3000
Facsimile:  (302) 651-3001

The Creditors' Committee:

Pepper Hamilton, LLP
100 Renaissance Center
36th Floor
Detroit, Michigan  48243-1157
Attn:    Robert S. Hertzberg, Esq.
Telephone: (313) 259-7110
Facsimile (313) 259-7926

         -  and  -

Pepper Hamilton, LLP
1201 Market Street
Suite 1600
P.O. Box 1709
Wilmington, Delaware  19899-1709
Attn:    David M. Fournier, Esq.
Telephone: (302) 777-6500
Facsimile: (302) 656-8865

The Investors

Milbank, Tweed, Hadley & McCloy LLP
1 Chase Manhattan Plaza
New York, New York  10005
Attn:    Dennis F. Dunne, Esq.
         Risa M. Rosenberg, Esq.
Telephone: (212) 530-5000
Facsimile: (212) 822-5287

         - and -

Morris Nichols Arsht & Tunnell
1201 North Market Street
P.O. Box 1347 Wilmington, Delaware 19899-1347
Attn:    Robert J. Dehney, Esq.
         Daniel Butz, Esq.
Telephone: (302) 575-7353
Facsimile: (302) 658-3989

I.       Plan Supplement(s)

         Any Plan Supplement (and amendments thereto) filed by the Debtors shall be deemed an integral part of the Plan and shall be incorporated by reference as if fully set forth herein.

J.       Term of Injunctions or Stays

         Unless otherwise provided herein, in the Confirmation Order, or in any other order of the Court, all injunctions or stays provided for in the Chapter 11 Cases under sections 105 or 362 of the Bankruptcy Code, or otherwise, and extant on the Confirmation Date (excluding any injunctions or stays contained in the Plan or the Confirmation Order), shall remain in full force and effect until the Effective Date.

K.       Creditors' Committee

         On the Effective Date, the duties of the Creditors' Committee shall terminate, except with respect to (a) any request for modification of the Plan or any appeal of orders entered in the Chapter 11 Cases, but only to the extent the foregoing shall relate (i) to the treatment of or matters otherwise affecting Class 4 General Unsecured Claims under the Plan, (ii) to the duties of the Plan Administrator or Disbursing Agent under the Plan, or (iii) to the Litigation Trust, and (b) any applications for interim or final award of compensation and reimbursement of expenses to the members of the Creditors' Committee and professionals retained by the Creditors' Committee in the Chapter 11 Cases.

Dated:  Wilmington, Delaware
             April 17, 2003
                                  SLI, INC. et al.,
                                  Debtors and Debtors-in-Possession

                                  By:
                                       ---------------------------------------
                                  Name:     Raymond E. Dombrowski, Jr.
                                  Title:    Chief  Restructuring Officer of
                                            Debtors and Debtors-in-Possession

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

By:
   --------------------------------------
      Gregg M. Galardi (No. 2991)
      Robert A. Weber (No. 4013)
      Megan E. Cleghorn (No. 4080)
      One Rodney Square
      P.O. Box 636
      Wilmington, Delaware 19899-0636
      (302) 651-3000

Attorneys for Debtors and Debtors-in-Possession

                                                  THE OFFICIAL COMMITTEE OF
                                                  UNSECURED CREDITORS

                                                  By:
                                                       -------------------------
                                                  Name:
                                                  Title:

PEPPER HAMILTON, LLP

By:
   --------------------------------------------------------------------
David M. Fournier (No. 2812)
1201 Market Street
Suite 1600
P.O. Box 1709
Wilmington, Delaware  19899-1709

- and -

Robert S. Hertzberg
100 Renaissance Center
36th Floor
Detroit, Michigan  48243-1157

Attorneys for the Official Committee of
Unsecured Creditors

                                    EXHIBIT A
                  TO JOINT CHAPTER 11 PLAN OF REORGANIZATION OF
        THE DEBTORS IN POSSESSION AND THE OFFICIAL COMMITTEE OF UNSECURED
    CREDITORS FOR SLI, INC. AND ITS UNITED STATES SUBSIDIARIES AND AFFILIATES

                       SCHEDULE OF OFFICERS AND DIRECTORS

                                    EXHIBIT B
                  TO JOINT CHAPTER 11 PLAN OF REORGANIZATION OF
        THE DEBTORS IN POSSESSION AND THE OFFICIAL COMMITTEE OF UNSECURED
    CREDITORS FOR SLI, INC. AND ITS UNITED STATES SUBSIDIARIES AND AFFILIATES

            IDENTIFICATION OF REJECTED CONTRACTS AND REJECTED LEASES

                                   EXHIBIT C
                 TO JOINT CHAPTER 11 PLAN OF REORGANIZATION OF
       THE DEBTORS IN POSSESSION AND THE OFFICIAL COMMITTEE OF UNSECURED
   CREDITORS FOR SLI, INC. AND ITS UNITED STATES SUBSIDIARIES AND AFFILIATES

            FORM OF CERTIFICATE OF INCORPORATION OF REORGANIZED SLI

                                   EXHIBIT D
                 TO JOINT CHAPTER 11 PLAN OF REORGANIZATION OF
       THE DEBTORS IN POSSESSION AND THE OFFICIAL COMMITTEE OF UNSECURED
   CREDITORS FOR SLI, INC. AND ITS UNITED STATES SUBSIDIARIES AND AFFILIATES

                      FORM OF BY-LAWS OF REORGANIZED SLI

                                   EXHIBIT E
                 TO JOINT CHAPTER 11 PLAN OF REORGANIZATION OF
       THE DEBTORS IN POSSESSION AND THE OFFICIAL COMMITTEE OF UNSECURED
   CREDITORS FOR SLI, INC. AND ITS UNITED STATES SUBSIDIARIES AND AFFILIATES

                         FORM OF SHAREHOLDER AGREEMENT

                                   EXHIBIT F
                 TO JOINT CHAPTER 11 PLAN OF REORGANIZATION OF
       THE DEBTORS IN POSSESSION AND THE OFFICIAL COMMITTEE OF UNSECURED
   CREDITORS FOR SLI, INC. AND ITS UNITED STATES SUBSIDIARIES AND AFFILIATES

                      FORM OF LITIGATION TRUST AGREEMENT

                                   EXHIBIT G
                 TO JOINT CHAPTER 11 PLAN OF REORGANIZATION OF
       THE DEBTORS IN POSSESSION AND THE OFFICIAL COMMITTEE OF UNSECURED
   CREDITORS FOR SLI, INC. AND ITS UNITED STATES SUBSIDIARIES AND AFFILIATES

                       TERM SHEET FOR NEW COMMON SHARES

                                   EXHIBIT H
                 TO JOINT CHAPTER 11 PLAN OF REORGANIZATION OF
       THE DEBTORS IN POSSESSION AND THE OFFICIAL COMMITTEE OF UNSECURED
   CREDITORS FOR SLI, INC. AND ITS UNITED STATES SUBSIDIARIES AND AFFILIATES

                        TERM SHEET FOR RIGHTS OFFERING

                                   EXHIBIT I
                 TO JOINT CHAPTER 11 PLAN OF REORGANIZATION OF
       THE DEBTORS IN POSSESSION AND THE OFFICIAL COMMITTEE OF UNSECURED
   CREDITORS FOR SLI, INC. AND ITS UNITED STATES SUBSIDIARIES AND AFFILIATES

                   TERM SHEET FOR REVOLVING CREDIT FACILITY

                                   EXHIBIT J
                 TO JOINT CHAPTER 11 PLAN OF REORGANIZATION OF
       THE DEBTORS IN POSSESSION AND THE OFFICIAL COMMITTEE OF UNSECURED
   CREDITORS FOR SLI, INC. AND ITS UNITED STATES SUBSIDIARIES AND AFFILIATES

                    NON-EXCLUSIVE LIST OF LITIGATION RIGHTS

                                   EXHIBIT K
                 TO JOINT CHAPTER 11 PLAN OF REORGANIZATION OF
       THE DEBTORS IN POSSESSION AND THE OFFICIAL COMMITTEE OF UNSECURED
   CREDITORS FOR SLI, INC. AND ITS UNITED STATES SUBSIDIARIES AND AFFILIATES

                     EQUITY SUBSCRIPTION COMMITMENT LETTER

                                    EXHIBIT L
                  TO JOINT CHAPTER 11 PLAN OF REORGANIZATION OF
        THE DEBTORS IN POSSESSION AND THE OFFICIAL COMMITTEE OF UNSECURED
    CREDITORS FOR SLI, INC. AND ITS UNITED STATES SUBSIDIARIES AND AFFILIATES

                     ADMINISTRATIVE CLAIMS ESCROW AGREEMENT

                                    EXHIBIT M
                  TO JOINT CHAPTER 11 PLAN OF REORGANIZATION OF
        THE DEBTORS IN POSSESSION AND THE OFFICIAL COMMITTEE OF UNSECURED
    CREDITORS FOR SLI, INC. AND ITS UNITED STATES SUBSIDIARIES AND AFFILIATES

                        PROFESSIONAL FEE ESCROW AGREEMENT